UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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DEVRY EDUCATION GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 2, 2015

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of DeVry Education Group Inc., it is our pleasure to invite you to attend our Annual Meeting of Shareholders at 8:30 a.m., Central Standard Time, Thursday, November 5, 2015, at DeVry Education Group’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515.

We will begin with a discussion of the items listed in the enclosed Proxy Statement, followed by a report on the progress of DeVry Group during the last fiscal year. DeVry Group’s performance also is discussed in the enclosed 2015 Annual Report to Shareholders, which we think you will find to be interesting reading.

To ensure that you have a say in the governance of DeVry Group and the compensation of its executive officers, it is important that you vote your shares. Please review the proxy materials and follow the instructions on the proxy card to vote your shares.

We look forward to seeing you at the meeting.

Thank you.

Sincerely,

Christopher B. Begley Board Chair	Daniel M. Hamburger President & CEO

VOTING INSTRUCTIONS AND INFORMATION	68

VOTING INSTRUCTIONS	68
VOTING INFORMATION	68
AVAILABILITY OF FORM 10-K	69
OTHER BUSINESS	69

APPENDIX A — SUMMARY OF SPECIAL ITEMS EXCLUDED FOR PERFORMANCE ASSESSMENT

APPENDIX B — PERFORMANCE SHARE PERFORMANCE STANDARDS

3005 Highland Parkway

Downers Grove, IL 60515-5799

NOTICE

OF ANNUAL MEETING OF SHAREHOLDERS

Date:	November 5, 2015

Time:	8:30 a.m. Central Standard Time

Place:	DeVry Education Group 3005 Highland Parkway Downers Grove, Illinois 60515

Record date:	September 24, 2015

Items of business:	(1) Elect the Directors named in the attached Proxy Statement to serve until the 2016 Annual Meeting of Shareholders

(2) Ratify appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2016

(3) Say-on-Pay: Conduct an advisory vote to approve compensation of named executive officers

(4) Consider such other business as may come properly before the Annual Meeting or any adjournment thereof

Date of mailing:	This notice and Proxy Statement, voting instructions, and DeVry Education Group’s 2015 Annual Report to Shareholders are being mailed to shareholders beginning on or about October 2, 2015.

GREGORY S. DAVIS

Senior Vice President,

General Counsel & Secretary

October 2, 2015

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET Visit the web site listed on your proxy card	BY MAIL Sign, date and return your proxy card in the enclosed envelope

BY TELEPHONE Call the telephone number on your proxy card	IN PERSON Attend the Annual Meeting in Downers Grove, Illinois

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 5, 2015. Our Proxy Statement and the DeVry Education Group Inc. Annual Report for 2015 are available online at www.proxyvote.com or at our investor relations website, http://investors.devryeducationgroup.com.

Proxies and Voting Information	PROXY STATEMENT

GENERAL INFORMATION

ANNUAL MEETING INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of DeVry Education Group Inc. (“DeVry Group”) for the 2015 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting (the “Annual Meeting”). We expect to begin mailing our proxy materials on or about October 2, 2015.

Time and Place: We are holding the Annual Meeting at 8:30 a.m. Central Standard Time on Thursday, November 5, 2015, at DeVry Group’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515.

Attendance Requirements: You may attend the Annual Meeting and vote in person even if you have returned a proxy in writing, by telephone or through the Internet.

Street-Name Holders: If you hold shares in a bank or brokerage account (known as shares held in “street name”), you must obtain a valid “legal proxy,” executed in your favor from the holder of record, if you wish to vote these shares at the meeting.

Matters for Shareholder Voting

At this year’s Annual Meeting, we are asking our shareholders to vote on the following matters:

	Proposal	Board Recommendation	Rationale for Board Recommendation
1.	Election of Directors Elect Directors to serve until the 2016 Annual Meeting of Shareholders		• Diverse mix of backgrounds, represented by former DeVry Group founder, current and former CEOs and a finance executive at a leading global company
2.	Ratification of auditor Ratification of appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2016		• Independent with few ancillary services for DeVry Group • Extensive global expertise
3.	Say-on-pay Advisory vote to approve the compensation of DeVry Group’s named executive officers		• Strong linkage of pay to both academic and financial performance • Balanced compensation program aligning performance to interests of students and all stakeholders

How to View Proxy Materials Online

Our Proxy Statement and the DeVry Education Group Inc. Annual Report for 2015 are available online at www.proxyvote.com or at our investor relations website, http://investors.devryeducationgroup.com.

Delivery of Proxy Statement

DeVry Group will bear the expense of soliciting proxies and will reimburse all shareholders for the expense of sending proxies and proxy material to beneficial owners, including expenditures for foreign mailings. The solicitation initially will be made by mail but also may be made by DeVry Group colleagues by telephone, electronic means or personal contact.

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PROXY STATEMENT	Proxies and Voting Information

HOW TO VOTE

Please vote promptly. We encourage you to vote as soon as possible, even if you plan to attend the meeting in person. Your vote is important, and for all items other than ratification of our independent registered public accounting firm, your shares will not be voted by your bank or broker if you do not provide voting instructions. You may vote shares of DeVry Group common stock (“Common Stock”) that you owned as of September 24, 2015, which is the record date for the Annual Meeting.

You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Annual Meeting and cast your vote in person at DeVry Education Group’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515

For telephone and internet voting, you will need the 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Standard Time on Wednesday, November 4, 2015.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted at the Annual Meeting if you:

•	Submit a written revocation to our Secretary,
•	Submit a later-dated proxy or voting instruction form,
•	Provide subsequent telephone or Internet voting instructions, or
•	Vote in person at the meeting.

If you sign and return your proxy card or voting instruction form without any voting instructions with respect to a matter, your shares will be voted by the proxy committee appointed by the Board (and each of them, with full powers of substitution) in accordance with the Board’s recommendation.

Voting at the Annual Meeting

The way you vote your shares prior to the meeting will not limit your right to change your vote at the meeting if you attend in person and vote by ballot. If you hold shares in street name and you want to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner, on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker or other intermediary for specific instructions on how to obtain a legal proxy.

Additional information regarding voting procedures and the meeting can be found under “Voting Instructions and Information” on page 68.

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Corporate Governance	PROXY STATEMENT

CORPORATE GOVERNANCE PRACTICES

KEY CORPORATE GOVERNANCE FACTS

Board Independence

•     7 out of 9 of our current directors are independent, including our Board Chair

•     Our Audit and Finance, Compensation and Nominating & Governance committees are composed entirely of independent directors

•     Our CEO is the only member of management who serves as a director

Board Diversity

•     1 out of our 7 independent directors, is female

•     4 out of our 7 independent directors are persons of color

•     5 out of our 9 directors are active or former CEOs or the equivalent

•     3 out of our 9 directors have experience in the higher education sector

Shareholder Rights and Engagement

•     Our Board is fully declassified and all directors are elected annually

•     Each common share is entitled to one vote

•     We do not have a shareholder rights plan

•     We have regular outreach and engagement with shareholders and value their insight and feedback

Board Committees

•     We have four Board committees – Academic Quality, Audit and Finance, Compensation, and Nominating & Governance

•     The Chair of each committee, in consultation with the committee members, determines the frequency and length of the committee meetings

•     Our Board and each of its committees are authorized to retain independent advisors

Director Stock Ownership

•     59% of our non-management directors’ annual compensation (excluding committee chair fees) is in the form of restricted stock units (RSUs)

•     Our directors are required to own shares with a value equal to or in excess of three times their annual retainer

Continuous Improvement

•     New directors receive a tailored, two-day, live training program about DeVry Group and its institutions from management

•     Our directors are encouraged to participate in director-oriented training programs

•     The Board annually undergoes a self-assessment process to critically evaluate its performance at a committee and Board level

Communication	• Our Board promotes open and frank discussion with senior management • Our directors have access to all members of management

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PROXY STATEMENT	Corporate Governance

SUMMARY OF BOARD AND COMMITTEE STRUCTURE

DeVry Group’s Board of Directors held eight meetings during fiscal year 2015, consisting of five regular meetings and three special meetings. Currently, the Board has four standing committees: Academic Quality, Audit and Finance, Compensation and Nominating & Governance. The following table identifies each standing committee, its current members, its key responsibilities and the number of meetings held during fiscal year 2015. Current copies of the charters of each of these committees and a current copy of DeVry Group’s Corporate Governance Principles can be found on DeVry Group’s website, www.devryeducationgroup.com, and are also available in print to any shareholder upon request from the Secretary of DeVry Group, 3005 Highland Parkway, Downers Grove, IL 60515-5799. The Board has determined that the members of the Audit and Finance, Compensation and Nominating & Governance committees are independent within the meaning of applicable laws and NYSE listing standards in effect at the time of determination.

	Key Responsibilities	Meetings in fiscal year 2015	Directors	Report
DeVry Group Board of Directors	• Strategic oversight • Corporate governance • Leadership • Risk oversight	8	Chair: Christopher B. Begley • 7 of 9 directors are independent	n/a
Academic Quality Committee	• Supports improvement in academic quality and assures that the academic perspective is heard and represented at the highest policy-setting level and incorporated in all of DeVry Group’s activities and operations • Reviews the academic programs, policies and practices of DeVry Group’s institutions • Evaluates the academic quality and assessment process and evaluates curriculum and programs	3	Chair: Ronald L. Taylor(1) • David S. Brown • Alan G. Merten • Lisa W. Wardell • James D. White(1)	n/a
Audit and Finance Committee	• Monitors DeVry Group’s financial reporting processes, including its internal control systems and the scope, approach and results of audits • Selects and evaluates DeVry Group’s independent registered public accounting firm, subject to ratification by the shareholders • Reviews and recommends to the Board DeVry Group’s financing policies and actions related to investment, capital structure and financing strategies	11	Chair: Lisa W. Wardell • David S. Brown • Lyle Logan • Fernando Ruiz • James D. White(1) The Board has determined that Ms. Wardell is qualified as an audit committee financial expert	Page 62
Compensation Committee	• Oversees all compensation practices and reviews eligibility criteria and award guidelines for DeVry Group’s compensation program • Assists the independent members of the Board in establishing the CEO’s annual goals, objectives and compensation • Reviews and recommends to the Board compensation paid to Non-employee Directors	5	Chair: Fernando Ruiz • Christopher B. Begley • Lyle Logan • Lisa W. Wardell	Page 43
Nominating & Governance Committee	• Reviews Board and committee structure and leads the Board self-evaluation process • Assesses Board needs and periodically conducts director searches and recruiting to ensure appropriate Board composition • Recommends candidates for nomination as directors to the Board • Oversees and conducts planning for CEO and director succession and potential related risks • Recommends governance policies and procedures	4	Chair: Lyle Logan • Christopher B. Begley • Alan G. Merten	n/a

(1)	On August 26, 2015, the Board rotated the Chair of the Academic Quality Committee, with Mr. Taylor appointed to succeed Dr. Merten, and appointed Mr. White a member of the Academic Quality Committee and the Audit and Finance Committee.

4

Corporate Governance	PROXY STATEMENT

INDEPENDENT BOARD CHAIR

Since 2004, the offices of chair of the board of directors (“Board Chair”) and CEO have been held by different individuals, with the Board Chair currently being Mr. Begley, an independent Director. The Board believes that the existing leadership structure currently serves DeVry Group and its shareholders well. The Board has no specific policy with respect to the separation of the positions of Board Chair and CEO. The Board believes that this issue should be part of the succession planning process and that it is in the best interests of DeVry Group and its shareholders for the Board to make a determination regarding this issue when it annually elects the Board Chair. During fiscal year 2015, the Board met in executive session without employee Directors or other employees present at each regular Board meeting. DeVry Group’s Board Chair presided over these sessions as the non-executive Board Chair.

DIRECTOR ATTENDANCE

Attendance at Board Meetings

During fiscal year 2015, our Board met eight times. All of the DeVry Group directors attended 75 percent or more of the meetings of the Board and Board committees on which they served in fiscal year 2015.

Attendance at Annual Meetings

All of our directors were present at the 2014 Annual Meeting of Shareholders, held in November 2014, with the exception of Dr. Connie Curran, who was terminally ill at the time and passed away shortly after the annual meeting. Our Board encourages all of its members to attend the Annual Meetings but understands there may be situations that prevent such attendance.

SUMMARY INFORMATION ABOUT OUR DIRECTORS

Name and Principal Occupation	Age	Director Since	Independent	Committee Memberships				Other Public Company Boards
				AUD	ACA	COM	NG
Christopher B. Begley (Chair) Founder and former Chairman and CEO, Hospira, Inc. (Retired)	63	2011	x			x	x	2
David S. Brown Attorney-at-Law (Retired)	74	1987	x	x	x
Daniel M. Hamburger President and CEO, DeVry Education Group	51	2006
Lyle Logan Executive Vice President and Managing Director, Northern Trust Corporation	56	2007	x	x		x	c
Alan G. Merten Former President, George Mason University	73	2012	x		x		x	2
Fernando Ruiz Corporate Vice President and Treasurer, The Dow Chemical Company	59	2005	x	x		c
Ronald L. Taylor(1) Senior Advisor, Former CEO, DeVry Education Group	71	1987			c			1
Lisa W. Wardell Executive Vice President and COO, The RLJ Companies	46	2008	x	c	x	x		1
James D. White(2) Chairman, CEO and President Jamba Juice Company	54	2015	x	x	x			1

AUD	Audit and Finance Committee	COM	Compensation Committee
ACA	Academic Quality Committee	NG	Nominating & Governance Committee
c	Committee Chair	X	Committee Member

(1)	Appointed as Chair of the Academic Quality Committee, replacing Dr. Merten, on August 26, 2015.
(2)	Appointed to board of directors June 1, 2015. Appointed to committees August 26, 2015.

5

PROXY STATEMENT	Proposal No. 1 — Election of Directors

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The current size of the Board of Directors is nine Directors. The Board has nominated each of DeVry Group’s sitting Directors and recommends their re-election, each for a term to expire in 2016. All of the nominees have consented to serve as Directors if elected at the Annual Meeting.

It is intended that all shares represented by a proxy in the accompanying form will be voted for the election of each of Christopher B. Begley, David S. Brown, Daniel M. Hamburger, Lyle Logan, Alan G. Merten, Fernando Ruiz, Ronald L. Taylor, Lisa W. Wardell and James D. White as Directors unless otherwise specified in such proxy. A proxy cannot be voted for more than nine persons. In the event that a nominee becomes unable to serve as a Director, the proxy committee will vote for the substitute nominee that the Board designates. The Board has no reason to believe that the nominees will become unavailable for election.

Each nominee for election as a Director is listed below, along with a brief statement of his or her current principal occupation, business experience and other information, including directorships in other public companies held as of the date of this Proxy Statement or within the previous five years. Under the heading “Relevant Experience,” we describe briefly the particular experience, qualifications, attributes or skills that led to the conclusion that these nominees should serve on the Board. As explained below under the caption “Additional Information — Director Nominating Process and Factors Considered,” the Nominating & Governance Committee looks at the Board as a whole, attempting to ensure that it possesses the characteristics that the Board believes important to effective governance.

APPROVAL BY SHAREHOLDERS

The election of each of the nine nominees for Director listed below requires the affirmative vote of a majority of the shares of Common Stock of DeVry Group outstanding on the record date. Unless otherwise indicated on the proxy, the shares will be voted FOR each of the nominees listed below.

Election of Directors

The Board of Directors recommends a vote FOR the nominees listed below.

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Proposal No. 1 — Election of Directors	PROXY STATEMENT

NOMINEES

CHRISTOPHER B. BEGLEY (CHAIR)

Mr. Begley has been a Director of DeVry Group since November 2011 and Chair of the DeVry Group Board of Directors since November 2014. From May 2007 to January 2012, Mr. Begley served as executive chairman of the board of Hospira, Inc., a leading global hospital products company. He was Hospira’s founding CEO, holding that position from 2004 until April 2011. Prior to joining Hospira, Mr. Begley served in a variety of roles at Abbott Laboratories between 1986 and 2004, most recently as president of Abbott’s Hospital Products Division. Before joining Abbott, Mr. Begley was vice president of marketing for the V. Mueller Division of American Hospital Supply Corp. Mr. Begley earned a bachelor’s degree from Western Illinois University and a master’s degree in business administration from Northern Illinois University. Mr. Begley previously served as a chairman of the board of directors of The Hillshire Brands Company (formerly Sara Lee Corporation) and currently serves on the boards of Zimmer Biomet Holdings, Inc. and Hanger, Inc.

Relevant Experience

•  Mr. Begley brings to the Board his substantial experience as a senior executive in the healthcare industry and an awareness of policies and regulations affecting the industry, an area of increasing importance to DeVry Group.

Founder and former Chairman and CEO, Hospira, Inc. (Retired)
Age: 63 Director since 2011
Committees: Compensation Nominating & Governance

DAVID S. BROWN

Mr. Brown has been a Director of DeVry Group since November 1987 and was a founding shareholder and director of Keller Graduate School of Management from 1973 to 1987. A practicing attorney until 1998, Mr. Brown, was a partner in the Chicago law firm of McBride and Baker from 1972 to 1979 and served as General Counsel of the U.S. Office of Minority Business Enterprise from 1971 to 1972. From 1980 to 1996, Mr. Brown was employed by United Laboratories, Inc., a manufacturer and seller of specialty chemicals, most recently as Executive Vice President, Chief Financial Officer and General Counsel. Mr. Brown received his undergraduate degree in political science and philosophy from Stanford University and his LLD degree from Stanford University Law School in 1965. Mr. Brown previously served on the Executive Committee and Finance Committee of DeVry Group and chaired the DeVry Group Audit Committee for a period of seven years.

Relevant Experience

•  Mr. Brown’s role as a founding shareholder and long-serving Director gives him a historical perspective on DeVry Group’s operations, to which he adds his experience as an attorney and senior business executive. As an attorney, Mr. Brown specialized in business practice and business conflict resolution.

Attorney-at-Law (Retired)
Age: 74 Director since 1987
Committees: Audit and Finance Academic Quality

7

PROXY STATEMENT	Proposal No. 1 — Election of Directors

DANIEL M. HAMBURGER

Mr. Hamburger has been the President and Chief Executive Officer of DeVry Group and a Director since November 2006. He joined DeVry Group as Executive Vice President in November 2002. From January 2001 to November 2002, he served as Chairman and CEO of an Accenture subsidiary, Indeliq Inc., which developed education technology. Prior to that, Mr. Hamburger served as President of the Internet Commerce division of W.W. Grainger, Inc. Prior to that, Mr. Hamburger was employed at R.R. Donnelley and at Bain & Co. Mr. Hamburger received his undergraduate and master’s degrees in industrial/operations engineering from the University of Michigan and his master’s degree in business administration from Harvard Business School.

Relevant Experience

•  Mr. Hamburger’s role as Chief Executive Officer of DeVry Group, which gives him deep and current knowledge of DeVry Group’s academic and business operations and strategy, makes him an essential member of the Board.

President and CEO, DeVry Education Group
Age: 51 Director since 2006

LYLE LOGAN

Mr. Logan has been a Director of DeVry Group since November 2007. Mr. Logan has been Executive Vice President and Managing Director, Global Financial Institutions Group (the asset management arm of Northern Trust Corporation, a financial holding company) of The Northern Trust Company since 2005. He previously served as Senior Vice President and Head of Chicago Private Banking within the Personal Financial Services business unit of Northern Trust from 2000 to 2005. Prior to 2000, he was Senior Vice President in the Private Bank and Domestic Portfolio Management Group at Bank of America. Mr. Logan received his undergraduate degree in accounting and economics from Florida A&M University and his master’s degree in finance from the University of Chicago Graduate School of Business.

Relevant Experience

•  Mr. Logan’s experience in senior leadership positions with leading banking and investment management organizations adds perspective and an understanding of global investment markets to the Board’s consideration of finance and investment management matters.

Executive Vice President and Managing Director, Northern Trust Corporation
Age: 56 Director since 2007
Committees: Nominating & Governance (Chair) Audit and Finance Compensation

8

Proposal No. 1 — Election of Directors	PROXY STATEMENT

ALAN G. MERTEN

Dr. Merten has been a Director of DeVry Group since November 2012. Dr. Merten was the President of George Mason University from 1996 until June 2012. Prior to coming to George Mason University, Dr. Merten was the dean of the Johnson Graduate School of Management of Cornell University from 1989 to 1996. He was dean of the College of Business Administration at the University of Florida from 1986 to 1989, where he also served as a professor of information systems. From 1970 to 1986, he was at the University of Michigan, first as an assistant professor of industrial and operations engineering, and ultimately rising to the rank of associate dean in the Michigan Business School where he was responsible for executive education and computing services. Dr. Merten has held academic appointments in both engineering and business, and academic and business positions in Hungary and France. He has served on business and government councils and committees, holding several leadership roles. Dr. Merten was chair of the National Research Council’s Committee on Workforce Needs in Information Technology and a member of the Virginia Governor’s Blue Ribbon Commission on Higher Education. Dr. Merten holds a B.S. in Mathematics from the University of Wisconsin, an M.S. in Computer Science from Stanford University and a Ph.D. in Computer Science from the University of Wisconsin. Dr. Merten currently serves as a trustee of First Potomac Real Estate Investment Trust, director emeritus of Cardinal Financial Corporation, and as a member of the Legg Mason Fixed Income Mutual Funds board.

Relevant Experience

•  Dr. Merten’s experience as the President of a leading university, prior academic leadership of several leading business schools, along with his accomplishments as a scholar and instructor, bring a strong and knowledgeable academic, operational, and strategic perspective to the Board’s deliberations.

Former President, George Mason University
Age: 73 Director since 2012
Committees: Academic Quality Nominating & Governance

FERNANDO RUIZ

Mr. Ruiz has been a Director of DeVry Group since November 2005. He has been employed by The Dow Chemical Company, a specialty chemical, advanced materials, agroscience and plastics company, since 1980. He was appointed Vice President and Treasurer of The Dow Chemical Company in 2001 and promoted to Corporate Vice President and Treasurer in 2005. Mr. Ruiz served as Assistant Treasurer of The Dow Chemical Company from 1996-2001. Mr. Ruiz serves as a director for a number of Dow subsidiaries including Dow Financial Services Inc. and Dow Credit Corporation and serves as President and CEO of Liana Ltd., a holding company for Dow’s insurance subsidiaries, and Dorinco Reinsurance Company. Mr. Ruiz received his undergraduate degree in economics from the Catholic University of Quito, Ecuador. Mr. Ruiz currently serves as a director of the Federal Reserve Bank of Chicago.

Relevant Experience

•  Mr. Ruiz’s experience as a senior executive with a leading global manufacturer, his significant experience in international matters and his deep experience in finance, add both a global perspective and particular corporate finance knowledge to the Board’s decision-making process.

Corporate Vice President and Treasurer, The Dow Chemical Company
Age: 59 Director since 2005
Committees: Compensation (Chair) Audit and Finance

9

PROXY STATEMENT	Proposal No. 1 — Election of Directors

RONALD L. TAYLOR

Mr. Taylor has been a Director of DeVry Group since November 1987. In July 2004 he became DeVry Group’s Chief Executive Officer and served in that capacity until November 2006. He has served as a Senior Advisor to DeVry Group since November 2006. From August 1987 until his November 2002 appointment as Co-Chief Executive Officer, he was President and Chief Operating Officer. In 1973 Mr. Taylor co-founded Keller Graduate School of Management and was its President and Chief Operating Officer from 1981 to 1987 and its Chief Operating Officer from 1973 until 1981. For over thirty-five years, Mr. Taylor served as a consultant/evaluator for the Higher Learning Commission. Mr. Taylor is a former member of the Board of Trustees of the North Central Association of Colleges and Schools and the Higher Learning Commission. Mr. Taylor received his undergraduate degree, cum laude, in government and international relations from Harvard University, and his master’s degree in business administration from Stanford University. Mr. Taylor currently serves as a director of Adeptus Health Inc.

Relevant Experience

•  Mr. Taylor’s experience as a co-founder, long-serving Director and senior executive of DeVry Group, including several years as co- or sole Chief Executive Officer, give him a deep understanding of DeVry Group, a broad knowledge of the education marketplace and a historical perspective on its development. His role as the first and only person from a proprietary university to serve on the board of the Higher Learning Commission gives him unique experience in the accreditation process.

Senior Advisor, Former CEO, DeVry Education Group
Age: 71 Director since 1987
Committees: Academic Quality (Chair)

LISA W. WARDELL

Ms. Wardell has been a Director of DeVry Group since November 2008 and has been the Executive Vice President and Chief Operating Officer of The RLJ Companies (“RLJ”), a diversified holding company with portfolio companies in the financial services, asset management, real estate, hospitality, media and entertainment, and gaming industries since 2004. In her role at RLJ, Ms. Wardell has closed $40 million in automotive dealership acquisitions and serves as the Executive Vice President of RML Automotive, the 19th largest automotive dealership group in the U.S. She is a member of the executive network of RLJ Equity Partners and serves on the board of Naylor, Inc., an RLJ Equity Partners’ portfolio company. In addition, Ms. Wardell served as the primary RLJ fundraiser for a $610 million money management fund and managed a hotel development project in West Africa. In 2010, Ms. Wardell served as the CFO of a special purpose acquisition company that formed RLJ Entertainment, Inc., where she subsequently served as a director. Prior to joining RLJ, Ms. Wardell was a Principal at Katalyst Venture Partners, a private equity firm that invested in start-up technology companies in the media and communications industries from 1999 to 2003. From 1998 to 1999, Ms. Wardell worked as a senior consultant for Accenture, a global management consulting, technology services and outsourcing company. From 1994-1996, Ms. Wardell was an attorney with the Federal Communications Commission where she worked in the commercial wireless division. Ms. Wardell received her undergraduate degree in political science from Vassar College, her J.D. degree from Stanford University, and her master’s degree in finance and entrepreneurial management from the Wharton School of Business at the University of Pennsylvania. In addition to her work at RLJ, Ms. Wardell is chair of the audit committee of Christopher & Banks Corporation (NYSE: CBK), serves on the executive committee of the American International Automobile Dealers Association and serves on the advisory board of McLarty Capital Partners, a $225 million small business fund.

Relevant Experience

•  Ms. Wardell’s experience as a senior business executive in private equity, operations and strategy and financial analysis, including mergers and acquisitions, together with her previous experience with a federal regulatory agency, give her important perspectives on the issues that come before the Board. These include business, strategic, financial and regulatory matters. Her experience also qualifies her to serve as an audit committee financial expert.

Executive Vice President and COO, The RLJ Companies
Age: 46 Director since 2008
Committees: Audit and Finance (Chair) Academic Quality Compensation

10

Proposal No. 1 — Election of Directors	PROXY STATEMENT

JAMES D. WHITE

Mr. White has been a Director of DeVry Group since June 2015. He is chairman, president and chief executive officer of Jamba, Inc., the leading Global Juice and Smoothie brand. Since joining Jamba in December 2008, Mr. White has successfully led the company turnaround and the transformation of Jamba to a leading health and wellness brand with over 850 retail locations globally. Prior to Jamba, Inc. Mr. White served as Senior Vice President of Consumer Brands at Safeway, Inc. from 2005 to 2008. While at Safeway, he was responsible for Consumer Brands operations spanning all categories and 30 manufacturing plants and oversaw the chain’s expansion into higher quality, premium priced categories. In addition, Mr. White developed a robust pipeline of innovations including the O Organics and Eating Right brands. Prior to Safeway, Mr. White served as Senior Vice President of Business Development, North America at The Gillette Company, Inc. and held several positions at Nestlé Purina, including Vice President, Customer Interface Group. Mr. White began his career at the Coca-Cola Company. In addition to his service as a director of Jamba, Inc. he serves as a Director of Daymon Worldwide, Inc. and on several charitable boards, including the Nasdaq Entrepreneurial Center and the GENYouth Foundation. Mr. White previously served as a Director of Hillshire Brands Company and Keane Inc. Mr. White received his MBA from Fontbonne University and holds a Bachelor of Science Degree from the University of Missouri, Columbia.

Relevant Experience

•  Mr. White brings to the Board a background in marketing and strategic planning, gained in senior business leadership roles with Jamba, Inc., Safeway, Inc. and The Gillette Company, Inc. His global leadership experience also adds important perspectives to matters that come before the Board.

Chairman, CEO and President, Jamba Juice Company
Age: 54 Director since 2015
Committees: Academic Quality* Audit and Finance* *Appointed August 26, 2015

11

PROXY STATEMENT	Corporate Governance

DIRECTOR INDEPENDENCE

The Board of Directors has considered whether each Director has any material relationship with DeVry Group (either directly or as a partner, shareholder or officer of an organization that has a relationship with DeVry Group) and has otherwise complied with the requirements for independence under the applicable listing standards of the New York Stock Exchange (“NYSE”).

As a result of this review, the Board of Directors affirmatively determined that all of DeVry Group’s current Directors, Dr. Curran, who passed away on November 10, 2014, and Mr. Huston, who resigned on July 7, 2014, are, or were at the time of their service, “independent” of DeVry Group and its management within the meaning of the applicable NYSE rules, with the exception of Mr. Taylor and Mr. Hamburger. Mr. Taylor is considered an inside Director because of his status as a Senior Advisor to DeVry Group. Mr. Hamburger is considered an inside Director because of his employment as President and CEO of DeVry Group.

The Board considered the relationship between DeVry Group and Northern Trust Corporation, at a subsidiary of which DeVry Group maintains depository accounts and through which a significant portion of DeVry Group’s disbursement activity is conducted, because Mr. Logan is Executive Vice President and Managing Director, Global Financial Institutions Group, with Northern Trust Global Investments, a business unit of Northern Trust Corporation. In fiscal year 2015, DeVry Group incurred approximately $1.1 million in fees to Northern Trust Corporation, which were partially offset against compensating balance credits earned on an average monthly outstanding balance of approximately $69.7 million. The Board of Directors concluded, after considering that the relationship predates Mr. Logan joining the Board, that Mr. Logan had no involvement in the transactions, the lack of materiality of the transactions to DeVry Group and to Northern Trust Corporation, and the fact that the terms of the transactions are not preferential either to DeVry Group or to Northern Trust Corporation, that the relationship is not a material one for purposes of the NYSE listing standards and would not influence Mr. Logan’s actions or decisions as a Director of DeVry Group.

DIRECTOR CONTINUING EDUCATION

Members of the Board of Directors are encouraged to participate in continuing education and enrichment classes and seminars. During fiscal year 2015, Mr. Ruiz completed the NACD Master Class.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Various DeVry Group policies and procedures, including the Code of Conduct and Ethics, which applies to DeVry Group’s Directors, officers and all other colleagues, and annual questionnaires completed by all DeVry Group Directors, Director nominees and executive officers, require disclosure of transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable Securities and Exchange Commission (“SEC”) rules. The Board annually reviews the continuing independence of DeVry Group’s Non-employee Directors under applicable laws or rules of the NYSE. The Board, excluding any Director who is the subject of an evaluation, reviews and evaluates director transactions or relationships with DeVry Group, including the results of any investigation, and makes a determination with respect to whether a conflict or violation exists or will exist or whether a Director’s independence is or would be impaired.

No relationships or transactions existed or occurred between DeVry Group and any officer, Director or nominee for Director, or any affiliate of or person related to any of them, since the beginning of DeVry Group’s last fiscal year, of the type and amount that are required to be disclosed under applicable SEC rules.

12

Corporate Governance	PROXY STATEMENT

BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

DeVry Group’s full Board is responsible for assessing major risks facing DeVry Group and overseeing management’s plans and actions directed toward the mitigation and/or elimination of such risk. The Board has assigned specific elements of the oversight of risk management of DeVry Group to committees of the Board, as summarized below. Each committee meets periodically with members of management and, in some cases, with outside advisors regarding the matters described below and, in turn, reports to the full Board at least after each regular meeting regarding any findings.

Board/Committee	Primary Areas of Risk Oversight
Full Board	• Reputation • Legal and regulatory compliance and ethical business practices • Strategic planning • Major organizational actions • Education public policy
Academic Quality Committee	• Academic quality • Accreditation • Curriculum development and delivery • Student persistence • Student outcomes
Audit and Finance Committee

•      Accounting and disclosure practices

•      Information technology

•      Financial controls

•      Risk management policies and procedures

•      Legal and regulatory compliance, including compliance and ethics program

•      Capital structure

•      Investments

•      Foreign exchange

Compensation Committee	• Compensation program • Talent development • Management succession planning
Nominating & Governance Committee	• Corporate and institutional governance structures and processes • Board composition and function • Board Chair and CEO succession

13

PROXY STATEMENT	Corporate Governance

COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties wishing to communicate with the Board or any member or committee of the Board are encouraged to send any communication to: Secretary, DeVry Education Group, 3005 Highland Parkway, Downers Grove, IL 60515-5799 and should prominently indicate on the outside of the envelope that it is intended for the Board, the independent directors as a group, or a member or committee of the Board. Any such communication must be in writing, must set forth the name and address of the shareholder (and the name and address of the beneficial owner, if different), and must state the form of stock ownership and the number of shares beneficially owned by the shareholder making the communication. DeVry Group’s Secretary will compile and promptly forward all such communication to the Board.

Communicating Accounting Complaints

Shareholders, DeVry Group colleagues and other interested persons are encouraged to communicate or report any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters or violations of DeVry Group’s Code of Conduct and Ethics (collectively, “Accounting Complaints”) to the General Counsel of DeVry Group at the following address:

General Counsel

DeVry Education Group

3005 Highland Parkway

Downers Grove, IL 60515-5799

Accounting Complaints also may be submitted in a sealed envelope addressed to the Chair of the Audit and Finance Committee, in care of the General Counsel, at the address indicated above, and labeled with a legend such as: “To Be Opened Only by the Audit and Finance Committee.” Any person making such a submission who would like to discuss an Accounting Complaint with the Audit and Finance Committee should indicate this in the submission and should include a telephone number at which he or she may be contacted if the Audit and Finance Committee deems it appropriate.

DeVry Group colleagues may also report Accounting Complaints using any of the reporting procedures specified in DeVry Group’s Code of Conduct and Ethics. All reports by colleagues shall be treated confidentially and may be made anonymously. DeVry Group will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any colleague in the terms and conditions of his or her employment based upon any lawful actions taken by such colleague with respect to the good faith submission of Accounting Complaints.

14

Stock Ownership	PROXY STATEMENT

STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by DeVry Group to own beneficially more than five percent of our Common Stock, in each case as of June 30, 2015, except as otherwise noted.

Name	Amount and Nature of Beneficial Ownership	Percentage Ownership
International Value Advisers, LLC	9,559,797(1)	15.00%
Dennis J. Keller	4,649,228(2)	7.31%
Fairpointe Capital LLC	3,525,158(3)	5.51%
BlackRock, Inc.	3,495,449(4)	5.5%
The Vanguard Group	3,407,357(5)	5.33%

(1)	As reported in a statement on Schedule 13G/A filed with the SEC on May 18, 2015, International Value Advisers, LLC reported beneficial ownership as of April 30, 2015, with respect to the shares as follows:

Sole voting power:	8,192,145
Shared voting power:	0
Sole dispositive power:	9,559,797
Shared dispositive power:	0

The address of the principal business office of International Value Advisers, LLC is 717 Fifth Avenue, 10th Floor, New York, NY 10022.

(2)	Includes 2,000 options to purchase DeVry Group Common Stock that are exercisable within 60 days of June 30, 2015 and 8,500 shares of Common Stock owned by Mr. Keller’s spouse. Mr. Keller disclaims beneficial ownership of shares held by his spouse. Mr. Keller has 4,469,922 shares pledged to secure various personal lines of credit.

The address of the principal business office of Mr. Keller is Keller Family Office, 1 Tower Lane, Suite 2350, Oakbrook Terrace, Illinois 60181.

(3)	As reported in a statement on Schedule 13G/A filed with the SEC on February 4, 2015, Fairpointe Capital LLC reported beneficial ownership as of December 31, 2014, with respect to the shares as follows:

Sole voting power:	3,479,356
Shared voting power:	0
Sole dispositive power:	3,525,158
Shared dispositive power:	0

The address of the principal business office of Fairpointe Capital LLC is 1 N. Franklin, Suite 330, Chicago, IL 60606.

(4)	As reported in a statement on Schedule 13G/A filed with the SEC on February 2, 2015, BlackRock, Inc. reported beneficial ownership as of December 31, 2014, with respect to the shares as follows:

Sole voting power:	3,293,139
Shared voting power:	0
Sole dispositive power:	3,495,449
Shared dispositive power:	0

The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10022.

15

PROXY STATEMENT	Stock Ownership

(5)	As reported in a statement on Schedule 13G filed with the SEC on February 10, 2015, The Vanguard Group reported beneficial ownership as of December 31, 2014, with respect to the shares as follows:

Sole voting power:	39,550
Shared voting power:	0
Sole dispositive power:	3,372,907
Shared dispositive power:	34,450

The address of the principal business office of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

SECURITY OWNERSHIP BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by (1) each Director of DeVry Group, (2) each named executive officer listed on page 18, and (3) all Directors and officers of DeVry Group as a group, in each case as of June 30, 2015, except as otherwise noted. DeVry Group believes that each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by them, except as otherwise noted.

Name of Beneficial Owner	Common Stock Beneficially Owned Excluding Options and Full-Value Shares(1)	Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2015	Total Common Stock Beneficially Owned	Percentage Ownership
Non-Employee Directors
Christopher B. Begley	5,863	0	5,863	*
David S. Brown	16,089	3,500	19,589	*
Lyle Logan	8,020	3,500	11,520	*
Alan G. Merten	3,748	0	3,748	*
Fernando Ruiz	8,084	3,500	11,584	*
Ronald L. Taylor	736,731	106,375	843,106	1.33%
Lisa W. Wardell	7,949	3,500	11,449	*
James D. White	0	0	0	*
Named Executive Officers				*
Daniel M. Hamburger	73,749	972,618	1,046,367	1.64%
Timothy J. Wiggins	15,661	74,132	89,793	*
Susan Groenwald	6,896	45,994	52,890	*
Robert A. Paul	7,119	44,135	51,254	*
Steven P. Riehs	11,529	109,047	120,576	*
All Directors and Officers as a Group (23 persons)	939,819	1,754,485	2,694,304	4.23%
*	Represents less than one percent of the outstanding Common Stock.

(1)	“Common Stock Beneficially Owned Excluding Options and Full-Value Shares” includes stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the holder’s household, and stock in which the holder either has or shares voting and/or investment power, even though the holder disclaims any beneficial interest in such stock. Options exercisable and Full-Value Shares that are scheduled to vest within 60 days after June 30, 2015 are shown separately in the “Stock Options Exercisable and Full-Value Shares Scheduled to Vest within 60 days of June 30, 2015” Column.

16

Stock Ownership	PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that DeVry Group’s Directors, executive officers and holders of more than 10% of DeVry Group’s Common Stock file reports of ownership and changes in ownership of Common Stock with the SEC. During fiscal year 2015, no filings were made after the reporting deadline, except that due to administrative errors, late Forms 4 were filed for Eric Dirst and Daniel M. Hamburger, reporting an open market sale and an exercise of incentive stock options pursuant to the 10b5-1 trading plan, respectively.

17

PROXY STATEMENT	Executive Compensation

EXECUTIVE COMPENSATION

The following pages summarize our executive compensation program for our named executive officers’ (“NEOs”). Our 2015 NEOs are:

•	Mr. Daniel M. Hamburger, President and Chief Executive Officer, DeVry Education Group

•	Mr. Timothy J. Wiggins, Senior Vice President and Chief Financial Officer, DeVry Education Group

•	Dr. Susan L. Groenwald, President, Chamberlain College of Nursing

•	Mr. Robert A. Paul, President, DeVry University

•	Mr. Steven P. Riehs, President, DeVry Medical International and President, International and Professional Education

Compensation Discussion & Analysis

EXECUTIVE SUMMARY

DeVry Group’s executive compensation program is structured to reward leaders for delivering strong financial results and building shareholder value. We also believe that academic quality leads to growth, and therefore we have incorporated measures into our executive compensation program to recognize leadership for their roles in improving student academic performance and outcomes.

This executive compensation program structure enables us to provide a competitive total compensation package while aligning our leaders’ interests with those of our shareholders and other stakeholders. The following chart highlights key objectives behind the development, review and approval of our NEOs’ compensation.

COMPENSATION OBJECTIVES
Our executive compensation program is designed to:

Align Incentives

Our purpose is to empower our students to achieve their educational and career goals. Success realizing our purpose drives growth, which leads to creation of sustainable, long-term value for our shareholders. Our compensation program is distinguished by its alignment not only with our shareholders, but also with our students, whose success is critical to our organization’s success.

Compete for Talent

Our compensation program is designed to attract, retain and motivate high-performing colleagues, particularly our key executives who are critical to our operations. Our compensation decisions take into account the competitive landscape for talent.

Reward Performance

We reward outstanding performance through:

•      A short-term term incentive program focusing our executives on achieving strong financial results, and superior academic and student outcomes, including through individual performance objectives, and

•      A long-term incentive program providing a mix of equity vehicles designed to reward shareholder value creation, organizational performance, and successful academic and student outcomes.

18

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

2015 Organizational Performance

DeVry Group continued to execute on its diversification strategy in fiscal year 2015 with the acquisition of three new institutions in Brazil, the addition of four new campuses for Chamberlain, and the reduction of DeVry University’s campus footprint with closings of fourteen campuses. As a result of these initiatives, DeVry Group is further diversified from offering primarily business and technology higher education and better positioned to sustain itself against cyclical challenges arising from economic downturns or competition affecting different segments of higher education. This diversification strategy, combined with quality and long term focus, has served DeVry Group and its institutions well, preserving shareholder value in an industry facing severe regulatory and economic headwinds that have, in some cases, destroyed almost all shareholder value of peers. DeVry Group’s diversification has been achieved through a thoughtful, patient investment strategy over a decades-long period that has left DeVry Group with a strong balance sheet, and positioned to invest in the success of its students and further growth.

DeVry Group’s overall student enrollment in postsecondary programs grew in fiscal year 2015. Despite continued enrollment declines at DeVry University, as a result of organic growth in DeVry Group’s Medical and Healthcare segment and both inorganic and organic growth at DeVry Brasil, DeVry Group’s revenue declined only slightly from fiscal year 2014 (down 0.7%). This decline was driven by a continued decline in enrollment at DeVry University and currency weakness in the Brazilian Real as compared to the U.S. Dollar. Notably, without the currency impact, total revenue would have grown 1% for the full year. Net income from continuing operations and excluding Special Items for fiscal year 2015 declined 4.4% from the prior year to $162.4 million, and without the currency impact, would have declined 0.9%.

19

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

These results were below our expectations, as reflected in our fiscal year 2015 operating plan, which served as the basis for our fiscal year 2015 MIP financial performance targets. As a result of these missed expectations, the portion of executive officer MIP awards based on DeVry Group revenue and net income paid out at 82% and 86.3% of target, respectively.

Despite these financial results, we continued to execute our strategy of quality, diversification, and long-term focus, in the following notable ways:

•	Chamberlain College of Nursing opened four new campuses, while preparing to open three more in fiscal year 2016.

•	DeVry Brasil completed three acquisitions during fiscal year 2015; post-secondary student enrollment is now more than 58,000 and total enrollment including exam review students is approximately 100,000.

•	American University of the Caribbean School of Medicine and Ross University School of Medicine had their highest total residency placement in our history – 1,075.

•	53 of the 59 2014 Elijah Watt Sells Award recipients prepared with Becker’s CPA Exam Review.

•	DeVry University:

•	Began moving 14 campus locations to an online-only model, freeing up resources to invest differentially in remaining markets;

•	Launched a new Medical Billing and Coding certificate program and enrolled more than 700 students in the May and July sessions combined;

•	Partnered with Cisco to design a new and innovative Connected Classroom learning experience, which will power synchronous, anytime learning available through courses offered at multiple times daily across the U.S.; and

•	Re-launched the DeVry University brand, emphasizing our reputation for careers and Care.

20

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

2015 Compensation Decisions and Actions

Factors Guiding Our Decisions (see page 31 for details)

•  Executive compensation program objectives, philosophy and principles

•  DeVry Group’s purpose, vision and “TEACH” values

•  Financial performance of DeVry Group and its individual institutions

•  Student academic performance and outcomes

• Shareholder input, including “say-on-pay” vote • Market norms, trends and best pay practices • Advice of independent outside compensation consultant

Updates Implemented at the Beginning of Fiscal Year 2015

Simplified Performance Share Program

DeVry Group simplified and re-weighted the academic-based measures used in Performance Shares granted under its LTI program with a view to driving strategic objectives and better motivating leadership with a more focused set of performance goals. For more information, see the new “Pay-for-Academic Performance Focus” section of this Proxy Statement on pages 27-29.

Increased Stock Ownership Guidelines

DeVry Group’s stock ownership guidelines were adjusted to require its CEO to hold DeVry Group stock valued at five times base salary, up from the prior guideline of three times his base salary. Guidelines for DeVry Group’s CFO were increased to require stock holdings valued at three times his base salary, up from two times his base salary. The CEO and CFO have five years from August 2014 to comply with the increased stock ownership guidelines.

Net Income Replaced EPS as Financial Performance Metric for Management Incentive Plan

To better align incentives with executives’ operational performance, DeVry Group replaced earnings per share (EPS) with net income as one of the financial performance metrics for participants in DeVry Group’s management incentive plan (MIP).

Increased CEO MIP Target

In consideration of the increasing challenge and complexity of DeVry Group’s operations and the pay practices of DeVry Group’s peer group, the target MIP award opportunity for DeVry Group’s CEO was increased from 100% of his base salary to 105% of his base salary.

21

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Key Fiscal Year 2015 Compensation Decisions (see page 34 for details)

Base Salary

Reflecting DeVry Group’s commitment to offering market competitive compensation to our key executives, in fiscal year 2015 Mr. Hamburger received a 2.25% base salary increase. The annual base salary adjustments for the other NEOs, excluding mid-year market adjustments, ranged from 3% to 4%.

Annual Incentives

For the CEO, 85% of the Management Incentive Plan (MIP) award is based on DeVry Group measures of net income (versus EPS in fiscal year 2014) and revenue. The remaining 15% is based on individual performance. For the other NEOs, as in fiscal year 2014, 70% of the MIP award is based on financial performance at DeVry Group (net income and revenue) or at the institutions for which NEO is responsible (operating income and revenue), and the remaining 30% is based on individual performance.

Following the end of fiscal year 2015, the MIP award was paid at 86.9% of target for the CEO and between 80.1% and 103.9% of target for the other NEOs, reflecting the financial performance of DeVry Group and its institutions and individual contributions for fiscal year 2015.

Long-term Incentives

In fiscal year 2015, the CEO received a long-term incentive grant valued at $3.5 million, down from prior levels of up to $4.5 million granted in fiscal years 2009 through 2011, when the organization achieved superior financial performance, and at the same levels as the grants in fiscal years 2013 and 2014. Values granted to the other NEOs ranged from approximately $525,000 to $825,000.

Changes for Fiscal Year 2016

Adjusted Committee Leadership Compensation

Following a review of DeVry Group’s director compensation practices with the Compensation Committee’s independent compensation consultant, Towers Watson, the Compensation Committee approved increases to retainers paid to committee Chairs to match median compensation paid to committee chairs in DeVry Group’s peer group. Effective immediately after the Annual Meeting, the following annual retainers will be paid for service as a committee chair: Audit and Finance Committee — $22,500; Academic Quality Committee — $10,000; Nominating & Governance Committee — $10,000; and Compensation Committee — $17,500.

22

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Shareholder Outreach

DeVry Group values our shareholders’ opinions on the design and effectiveness of our executive compensation program. At our Annual Meeting of Shareholders in November 2014, 92% of the votes cast in our advisory “say-on-pay” shareholder vote approved our executive compensation package. This outcome was a return to the strong support DeVry Group received in the 2012 and 2011, when DeVry Group received the support of 98% and 97%, respectively, of votes cast.

To better understand shareholder perspective on DeVry Group’s performance, policies and programs, in fiscal year 2015 a team led by our Senior Vice President, Human Resources reached out to a total of 19 shareholders comprising, to the best of our knowledge, more than 59% of our shares outstanding as of the Annual Meeting record date, to solicit their feedback.

The Compensation Committee and DeVry Group leadership considered the opinions heard during these meetings and reviewed the results of the meetings over several months. While investors had varying perspectives, a few common themes emerged from the discussions. Below is a summary of what we heard and the actions we took in response:

What we heard	How we responded
• Clarify how DeVry Group’s Management Incentive Plan (MIP) payouts are determined	• This year’s Proxy Statement provides more background on how MIP financial goals are set and how special items are treated. See page 36 for more information.
• Provide more information to demonstrate that the academic and student outcome goals for DeVry Group’s performance-based restricted stock units (“Performance Shares”) are rigorous

•  This year’s proxy statement includes a new CD&A section focusing on the linkage between pay and academic performance through DeVry Group’s Performance Shares. See “Pay-for-Academic-Performance Focus” beginning on page 27. DeVry Group’s first academic and student outcome based Performance Share awards vested in August 2015, and the new section reviews vesting outcomes based on the targets established in 2012.

•  The Compensation Committee broadened its recent practice of awarding Performance Shares to include senior DeVry Group and institutional managers.

• Shareholder Rights Plan should not be renewed	• Our Board did not renew our Shareholder Rights plan when it expired in December 2014.

DeVry Group and the Compensation Committee will continue to engage its shareholder base in the future to understand shareholder concerns, particularly in connection with potential changes to its compensation or governance practices.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

PAY-FOR-PERFORMANCE FOCUS

Focus on Pay-for-Performance

Each August, after audited fiscal year results have been substantially completed, the Compensation Committee reviews the CEO’s and other NEOs’ total compensation and bases its pay-related decisions on performance delivered during the completed fiscal year. Reported compensation elements for any fiscal year in the 2015 Summary Compensation Table in this proxy statement, however, include elements determined both at the beginning of the reported fiscal period (namely, long-term incentive and base compensation) and after the reported fiscal period (namely, MIP). As a result, the 2015 Summary Compensation Table may not clearly isolate and demonstrate the linkage between performance in a given year and compensation decisions made in view of that performance. To better illustrate the basis for the Compensation Committee’s annual compensation decisions, the timeline below illustrates the financial performance results that were available to the Compensation Committee at the time annual compensation decisions for the CEO were made.

*	Adjusted to exclude impact of special items to more accurately reflect and reward operational performance. These adjustments were for restructuring charges related to workforce reductions and real estate consolidations, impairments at Carrington College and Advanced Academics, operating results of Advanced Academics following classification as a discontinued operation, a gain from a sale of a former DeVry University Campus, an impairment of intangible assets resulting from Becker Europe’s exit from Russian and other Eastern European markets and for revenue and expenses attributable to DeVry Brasil acquisitions acquired in the second half of fiscal year 2015. See Appendix A for reconciliation to reported diluted EPS and net income, and resulting calculation of ROIC.

24

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

DeVry Group uses both short- and long- term incentives to reward NEOs for delivering strong business results, increasing shareholder value and improving student outcomes. With our pay-for-performance philosophy, executives can earn in excess of target levels when their performance exceeds established objectives. And, if performance falls below established objectives, our incentive plans pay below target levels, which in some cases could be nothing at all.

•	Program Design: 83% of the total target direct compensation for our CEO, and between 60% and 71% of the total direct compensation for the other NEOs, is composed of variable pay.

–	The actual value realized from the annual Management Incentive Plan (MIP) award ranges from zero, if threshold performance targets are not met, up to 200% of targeted amounts for exceptional organizational performance.

–	Under the Performance Share component of our long-term incentive plan, payout is contingent on meeting both academic or student outcome performance goals and a minimum ROIC threshold. If the minimum level of ROIC performance is attained, the size of the payout is then based on meeting academic or student outcome targets established for each institution across the DeVry Group, as outlined in the table below in ““Pay-for-Academic-Performance”.

•	Performance Assessment: Our Compensation Committee uses a comprehensive, well-defined and rigorous process to assess organizational and individual performance. We believe the performance measures for our incentive plans focus management on the appropriate objectives for the creation of short-and long-term shareholder value as well as organizational growth.

DeVry Group’s incentive compensation program for executives is designed to link compensation performance with the full spectrum of our business goals, some of which are short-term, while others take several years or more to achieve:

	Short-Term (Cash)	Long-Term (Equity)	Long-Term (Equity)	Long-Term (Equity)

	Management Incentive Plan	Performance Shares (performance-based restricted stock units)	Full-Value Shares (time-based restricted stock units)	Stock Options
Objective	Short-term operational business priorities	Medium-term improvement of student outcomes	Long-term shareholder value creation	Long-term shareholder value creation
Time Horizon	1 Year	3 Year cliff vesting	4 Year ratable vesting	4 Year ratable vesting
Performance Measures	Revenue Net Income Individual Goals	Student Outcomes (after attainment of minimum ROIC)	Stock Price	Stock Price

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Other key features of our executive compensation program include:

•	Stock ownership requirements: Our stock ownership guidelines require all senior executives to meet specific ownership targets as a multiple of base salary. This requirement subjects these executives to the same long-term stock price volatility our shareholders experience. Currently, all NEOs and directors who are no longer subject to a phase-in period have met the minimum ownership requirements. See page 40 for more information.

•	Incentive Compensation Recoupment Policy: If the Compensation Committee determines that an executive received an incentive based on financial results that were restated due to knowing or intentional, fraudulent or illegal conduct on the part of the executive, DeVry Group may recover the incentive (in whole or in part). This policy serves to increase transparency and discourage executives from engaging in behavior that could potentially harm DeVry Group or its shareholders.

26

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

PAY-FOR-ACADEMIC-PERFORMANCE FOCUS

DeVry Group’s Performance Shares Put Focus on Student Outcomes

DeVry Group’s purpose is to empower students to achieve their academic and career goals. We believe our continuing focus on a student-centered culture of Care has distinguished DeVry Group, and is essential to preserving and enhancing shareholder value in a challenging regulatory and competitive environment. Our senior executives should be held accountable to, and rewarded for, the realization of our purpose — specifically, to sustaining and continuously improving the quality of our educational programs as reflected in the performance and achievement of students. And since the ongoing achievement of our students is essential to the creation of long-term shareholder value, beginning in August 2012 we decided to tie our Performance Shares to a combination of measures of student achievement for each of our core educational institutions. We call this our “Academic Based” award, which comprises 25% of the CEO’s and other executive officers’ LTI compensation.

Our Performance Share program stands alone among publicly-held proprietary higher education organizations. Unlike most performance based equity awards, our Performance Shares first and foremost reward academic performance and student outcomes. The measures we use in our Performance Shares are important standards of the success of our institutions, but they are not widely used in the investor and executive compensation communities. In an effort to enhance investor understanding, we present in this section a review of DeVry Group’s Performance Share program – reviewing its history, evolution and place in DeVry Group, including a review of its first vesting event this year.

History of Performance Share Grants

In 2010, we developed a set of Executive Compensation Principles, set forth on page 31, to guide us in the design, evaluation and administration of our executive compensation programs. In 2011, the Compensation Committee reviewed DeVry Group’s compensation program through the lens of its Compensation Principles and concluded that, since the success of DeVry Group’s students is fundamental to DeVry Group’s success, the executive compensation program should evolve to reinforce DeVry Group’s student-centered purpose. While DeVry Group’s success, as reflected in its financial performance and stock value, is aligned with student success, the Compensation Committee desired an added compensation component that would further align student success with the compensation of DeVry Group’s executive leadership.

With this objective, the Compensation Committee engaged its independent consultant, Towers Watson, to work with DeVry Group leadership in the design of an LTI program focused on student success. The resulting Performance Shares, first awarded in August 2012, were designed to reward long-term academic and student outcome performance over a three year performance period. In the event that a minimum ROIC performance threshold were attained, the actual payout would be determined based on the achievement of academic and student performance goals used at DeVry Group’s institutions, and these goals would be weighted to reflect the relative contribution of each institution at DeVry Group. The Compensation Committee selected the performance measures for its 2012 Performance Share grants from those reviewed by the Board’s Academic Quality Committee.

The Compensation Committee endeavored in this new compensation direction with the expectation that the Performance Shares would evolve over time as the Academic Quality Committee refined and evolved its institutional measures of excellence, as the Compensation Committee better understood how the Performance Shares operated to motivate improved academic quality and student outcomes and as DeVry Group’s mix of institutions evolved. In this spirit, the first change the Compensation Committee made to its awards was to the Return on Invested Capital (ROIC) performance threshold, which, as discussed on page 39, serves as a floor below which no awards may vest. The thresholds had been fixed in the 2012 awards at the same target level, 10%, as the financial-based Performance Share awards granted before 2012. With the 2013 awards, the Committee maintained the same academic and student outcome performance goals, but lowered the ROIC threshold to 5%, to underscore the academic-based focus of Performance Shares based on student success.

We believe our program has served to distinguish us in our competition for leadership talent. Beginning in 2014, to further drive academic performance, DeVry Group expanded its Performance Share program to senior management at DeVry Group and each of its institutions. Institutional leaders, other than DeVry Group’s executive officers, receive a portion of

27

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

LTI as academic-based Performance Shares, with performance goals aligned to academic performance and student outcomes at their institutions.

Review of Performance Share Payouts from 2012 Awards

Performance share awards granted in 2012 vested in 2015, with an overall payout of 71% of target, demonstrating that the high standards established for DeVry Group’s institutions were challenging. The table below shows the performance measures and targets established for the 2012 Performance Shares, the performance of each institution against such goals, and the resulting payout attributable to such institution. Awards made in 2013 had the same performance measures and targets as the 2012 awards, and we expect a similar outcome for the 2013 awards when they vest in 2016. A summary of each academic performance measure can be found in Appendix B of this proxy statement.

				Performance Goals (FY13-15)
Institution	Performance Measure		Weighting	Threshold (80% Payout)	Target (100% Payout)		Maximum (120% Payout)	Performance Achieved	Payout (as % of Target)
	USMLE 1st Time Pass Rate: Step I		5%	90%	92%		95%	95%	120%
AUC	USMLE 1st Time Pass	CK	2.5%	83%	88%		94%	88%	98%
	Rate: Step II	CS	2.5%	88%	92%		95%	86%	0%
	USMLE 1st Time Pass Rate: Step I		5%	90%	92%		95%	97%	120%
RUSM	USMLE 1st Time Pass	CK	2.5%	83%	88%		94%	83%	81%
	Rate: Step II	CS	2.5%	88%	92%		95%	87%	0%
RUSVM	NAVLE 1st Time Pass Rate		5%	88%	90%		95%	82%	0%
Chamberlain	BSN NCLEX 1st Time Pass Rate		20%	88%	90%		92%	87%	0%
DeVry University	Major Field Test (Business Admin)		40%	139	142		146	141	93%
Carrington	Retention		15%	79.50%	81.50%		83.50%	83%	114%
					Total Payout	(as % of Target):			71%

Changes to Performance Shares for Fiscal Year 2015

After two years of experience and learning with the original performance measures used in the 2012 and 2013 grants, the Compensation Committee revised the academic and student outcome-based performance measures for the first time in the awards made to DeVry Group executive officers in 2014.

28

Change
Rationale
Reduce Number of Measures
Ross University School of Veterinary Medicine from Institutions Measured
Simplification.
Ross University School of Medicine and American University of the Caribbean School of Medicine USMLE First Time Pass Rate for Step 1 exams
Simplification.
Change Measures
DeVry University performance standard form Major Field Test to Undergraduate Session-to-Session Persistence
Persistence applies to all DeVry University students, and is critical for their success.
Recalibrate Targets
Raised threshold for Carrington retention:
79.5% ® 81.5%
Raised target for Carrington retention:
81.5% ® 82.5%
Lowered threshold for Chamberlain BSN NCLEX 1st Time Pass Rate: 88% ® 86%
Raised threshold for RUSM/AUC USMLE Step II CK: 83% ® 85%
Raised max for RUSM/AUC USMLE Step II CK: 94% ® 95%
Lowered threshold for RUSM/AUC USMLE Step II CS: 88% ® 85%
Lowered target for RUSM/AUC USMLE Step II CS 92% ® 88%
Based on experience with performance of 2012 awards:
raise thresholds, targets and maximums where goals proved too easily achieved, and lower thersholds and targets where goals proved too aggressive to properly motivate.
Re-weight
AUC 10% ® 15%
RUSM 10% ® 15%
Chamberlain 20% ® 30%
DeVry University 40% ® 30%
Carrington 15% ® 10%
Reflect changing contribution of each institution, as Devry Group executes its diversification strategy

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The Compensation Committee’s changes were made with a focus on simplifying the Performance Share award to better motivate leadership, rebalancing the goals based on the contribution of each institution, and focusing the performance goals to allow for measures for acquired institutions in the future in keeping with DeVry Group’s diversification strategy. In an effort to ensure that these changes had a balanced impact on the potential payout of the awards, based on the 2015 payouts, the Compensation Committee eliminated from the 2014 and 2015 awards measures that performed above and below target, namely the Step 1 USMLE Pass Rates used at American University of the Caribbean School of Medicine (AUC) and Ross University School of Medicine (RUSM) as well as the NAVLE 1st Time Pass Rate used at Ross University School of Veterinary Medicine (RUSVM). A summary of the changes follows:

Performance Shares Targets for Fiscal Year 2015

As a result of these changes, the resulting Performance Standards for the fiscal year 2015 Performance Share awards were:

				Performance Goals (FY15-17)
Institution	Performance Measure		Weighting	Threshold (80% Payout)	Target (100% Payout)	Maximum (120% Payout)
DMI Medical Programs	USMLE 1st Time Pass	CK	15%	85%	88%	95%
(RUSM & AUC)	Rate: Step II	CS	15%	85%	88%	96%
Chamberlain	BSN NCLEX 1st Time Pass Rate		30%	86%	90%	92%
DeVry University	Undergraduate Session-to-Session Persistence		30%	81.7%	82.7%	83.7%
Carrington	Retention		10%	81.5%	82.5%	83.5%

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

EXECUTIVE COMPENSATION GOVERNANCE AND PRACTICES

What We Do	What We Don’t Do

✓    Pay for economic and academic performance

✓     Solicit and value shareholder opinions about our compensation practices

✓     Deliver total direct compensation primarily through variable pay

✓    Set challenging short- and long-term incentive award goals

✓    Use relevant academic and student outcome measures for a portion of our long-term incentive award

✓     Provide strong oversight that ensures adherence to incentive grant regulations and limits

✓     Maintain robust stock ownership requirements

✓    Adhere to an incentive compensation recoupment policy (“clawback” policy)

✓    Offer market-competitive benefits

✓     Consult with an independent advisor on pay

✓    Prohibit hedging and pledging DeVry Group stock

✗    Benchmark against other organizations

✗     Provide tax gross-ups for severance payments

✗    Re-price stock options

✗    Pay dividends on performance-based restricted stock

✗    Provide excessive perquisites

✗    Offer a pension or supplemental executive retirement plan (SERP)

✗    Reward executives without a link to performance

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

OVERSIGHT OF PAY AND PHILOSOPHY

The Compensation Committee uses the following Principles of Executive Compensation to assess DeVry Group’s executive compensation program and to provide guidance to management on the Compensation Committee’s expectations for the overall executive compensation structure:

Principle	Purpose
Stewardship / Sustainability	• Reinforce DeVry Group’s purpose and long-term vision

• Motivate and reward sustained long-term growth in shareholder value

• Uphold long-term interests of all constituents (including students, colleagues, employers, owners and taxpayers)

• Focus on sustaining and enhancing the quality and outcomes of education programs

• Promote continued differentiation and expansion of the DeVry Group’s programs
Accountability	• Ensure financial interests and rewards are tied to executive’s area of impact and responsibility (division, geography and function)

• Require timing of performance periods to match timing of colleague’s impact and responsibility (short-, medium- and long-term)

• Emphasize quality, service and academic and career results

• Articulate well defined metrics, goals, ranges, limits and results

• Motivate and reward achievement of strategic goals, with appropriate consequences for failure

• Comply with all legislation and regulation
Alignment	• Promote commonality of interest with all stakeholders (including students, colleagues, employers, owners and taxpayers)

• Reflect and reinforce the DeVry Group’s values and culture

• Promote commonality of interests across business units, geography and up, down and across chain of command

• Provide a balance between short-and long-term performance
Engagement	• Attract and retain high quality talent and provide for organizational succession

• Provide market competitive total compensation and benefits packages at all levels

• Promote consistent colleague development at all levels

• Motivate urgency, creativity and dedication to DeVry Group’s purpose

• Clearly communicate the link between pay and performance
Transparency	• Clear communication of compensation structure, rationale and outcomes to all colleagues and shareholders

• Simple and understandable structure that is easy for internal and external parties to understand

• Reasonable and logical relationship between pay at different levels

• Based on systematic goals that are objective and clear, with appropriate level of discretion

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Role of the Compensation Committee

The Compensation Committee determines the appropriate level of compensation for the CEO and NEOs. The Compensation Committee reviews and approves all components of annual compensation (base salary, annual cash incentive and long-term incentive) to ensure they align with the principles of DeVry Group’s compensation program. In addition, the Compensation Committee meets periodically to review the design of the overall compensation program, approve performance targets and review management performance, and it assists in establishing CEO goals and objectives.

Each year, the Compensation Committee recommends CEO compensation to the Board of Directors, taking into consideration the CEO’s performance evaluation and advice from Towers Watson, an independent executive consulting firm engaged by the Compensation Committee. In determining the CEO’s long-term incentive compensation, the Compensation Committee considers DeVry Group’s absolute and relative performance, incentive awards to CEOs at comparable companies, past awards and the CEO’s expected future contributions, as well as other factors it deems appropriate.

The Compensation Committee approves base salary, annual incentive and equity compensation and perquisites for DeVry Group’s NEOs.

In reviewing DeVry Group’s compensation program, the Compensation Committee considers whether the programs encourage unnecessary or excessive risk taking that would have an adverse effect on DeVry Group and has determined that they do not.

Role of the Executive Officers and Management

The CEO, in consultation with the Senior Vice President, Human Resources and the Chief Financial Officer, provides the Compensation Committee with compensation recommendations for other NEOs other than himself, including recommendations for annual base salary increases, annual cash incentive awards, and long-term incentive awards. These recommendations are based on market-competitive compensation data and the CEO’s assessment of each NEO’s performance for the prior year. While these recommendations are given significant weight, the Compensation Committee retains full discretion when determining compensation.

The Compensation Committee reviews and approves, with any modifications it deems appropriate, base salary, annual incentive awards and long-term incentive equity awards for DeVry Group’s NEOs. The compensation package for the CEO is determined by the Compensation Committee and approved by the independent members of the Board of Directors during executive session.

Role of the Compensation Consultant

The Compensation Committee retains ultimate responsibility for compensation-related decisions. To add rigor to the review process and inform the Compensation Committee of market trends and practices, the Compensation Committee engaged the services of Towers Watson in fiscal year 2015.

Towers Watson analyzed DeVry Group’s executive compensation structure and plan designs and assessed whether the executive compensation program is competitive and supports the Compensation Committee’s goal to align the interests of executive officers with those of shareholders, students and other stakeholders.

In fiscal year 2015, Towers Watson’s primary areas of assistance were:

•	Gathering information related to current trends and practices in executive compensation, including peer group and broader market survey data;

•	Reviewing, analyzing and providing recommendations for DeVry Group’s list of peer group companies;

•	Reviewing information developed by management for the Compensation Committee and providing input on such information to the Compensation Committee;

•	Attending and participating in all Compensation Committee meetings and most non-employee director executive sessions, as well as briefings with the Compensation Committee chair and management prior to meetings;

•	Reviewing with management and the Compensation Committee the materials to be used in DeVry Group’s proxy statement.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The Compensation Committee has the sole authority to approve the independent compensation consultant’s fees and terms of the engagement. Thus, the Compensation Committee annually reviews its relationship with, and assesses the independence of, Towers Watson to ensure executive compensation consulting independence. The process includes a review of the services Towers Watson provides, the quality of those services, and fees associated with the services during the fiscal year.

Executive Compensation Peer Group

To ensure DeVry Group continues to provide total executive compensation that is fair and competitively positioned in the marketplace, the Compensation Committee reviews the pay level, mix and practices of peer group companies. The Compensation Committee does not target any specific percentile levels in establishing compensation levels and opportunities.

While including all larger publicly-held, private sector higher education schools, DeVry Group’s peer group also includes a broader group of organizations in order to provide better compensation data. DeVry Group’s expanded peer group includes publicly-held organizations that provide services over an extended period of time. In consideration of DeVry Group’s significant focus on health care education, which requires attracting and retaining seasoned health care professionals and executives, the peer group also includes health care services companies. Revenue of most of the peer group organizations is generally between one-half and two times DeVry Group’s revenue.

Towers Watson reviewed the peer group during fiscal year 2015 and recommended removing Corinthian Colleges Inc. and Education Management Corporation, in each case due to their significant drop in market capitalization and exchange delisting, and the addition of Bright Horizons Family Solutions, Inc. as a similarly-sized provider of education services. The peer group is composed of:

Apollo Education Group, Inc.	H&R Block, Inc.	Scholastic Corporation
Bridgepoint Education, Inc.	HEALTHSOUTH Corp.	Select Medical Holdings Corporation
Bright Horizons Family Solutions, Inc.	ITT Educational Services Inc.	Service Corp. International
Brookdale Senior Living Inc.	Life Time Fitness Inc.	Weight Watchers International, Inc.
Career Education Corp.	Lifepoint Hospitals Inc.
Graham Holdings Company	MEDNAX, Inc.
Paychex, Inc.
Regis Corp.

The Compensation Committee also reviews compensation and plan prevalence data from smaller education-specific peer organizations but does not include the statistics when determining compensation levels because their revenue is outside of the established range for DeVry Group. These organizations are:

American Public Education, Inc.	Grand Canyon Education, Inc.	Strayer Education Inc.
Capella Education Co.	Lincoln Educational Services Corporation	Universal Technical Institute, Inc.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

ANALYSIS OF 2015 COMPENSATION

Annual Base Salary

Annual base salaries for NEOs are intended to reflect the scope of their responsibilities, the experience they bring to their roles, and the current market compensation for similar roles outside DeVry Group. Once established, base salaries are reviewed annually to reflect the executive’s prior performance and respond to changes in market conditions. The box below lists the criteria the Compensation Committee uses to determine changes to salary from one year to the next.

FISCAL YEAR 2015 BASE SALARY DECISIONS

At the beginning of fiscal year 2015, the Compensation Committee determined Mr. Hamburger’s base salary increase, taking into account the organization’s general approach to merit increases for other colleagues, actual results versus the performance targets and goals previously set for DeVry Group and for him for the prior year and market data. The Compensation Committee also considered its interaction with Mr. Hamburger, its observation of his performance throughout fiscal year 2014 and the perceived market for CEOs, thus adding a further discretionary element to its evaluation. The Compensation Committee increased the CEO’s annual base salary for fiscal year 2015 to reward him for his consistently strong executive performance, his success in building a high quality executive team, his potential to continue building a positive future for DeVry Group and to ensure that his salary stayed at a level that compared appropriately to the salaries of chief executive officers at other organizations in the marketplace. The Compensation Committee felt these considerations and the conservative approach taken with respect to merit increases throughout the organization were sufficient to justify a modest increase in Mr. Hamburger’s base salary.

Mr. Hamburger recommended to the Compensation Committee the annual base salary of each of the other NEOs at the outset of fiscal year 2015. His recommendations were made in consultation with the Senior Vice-President of Human Resources and the Chief Financial Officer. They were based upon their experience with and analysis of the market at that time, their monitoring of the compensation levels at other organizations in DeVry’s market and Mr. Hamburger’s assessment of each NEO’s performance for the prior year.

	FY 2014		FY 2015	Percent Change
Daniel M. Hamburger	$858,348		$877,660	2.25%
Timothy J. Wiggins	$416,158		$432,803	4.0%
Susan L. Groenwald	$400,000	*	$412,000	3.0%
Robert A. Paul	$380,000		$391,400	3.0%
Steven P. Riehs	$425,000		$439,875	3.5%

* Reflects highest effective base salary during fiscal year 2014.

34

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Annual Cash Incentive Compensation

The annual cash incentive, delivered through the MIP, provides NEOs with the opportunity to earn rewards based on the achievement of organizational and institutional performance and, to a lesser extent, individual performance.

FISCAL YEAR 2015 MIP DECISIONS

For fiscal year 2015, the target award opportunity for DeVry Group’s CEO increased to 105% (from 100%) of his base salary. No changes were made to the MIP target award opportunity as a percentage of base salary for the other NEOs.

Based on an evaluation of organizational performance relative to MIP measures set at the beginning of fiscal year 2015, the final MIP awards were partially based on the following financial results, as adjusted for Special Items described in Appendix A:

•   DeVry Group achieved 94.5% of the target fiscal year 2015 MIP Net Income goal of $171 million.

•   DeVry Group achieved 96.4% of the target fiscal year 2015 MIP Revenue goal of $1,959 million

In addition, awards for Dr. Groenwald and Messrs. Paul and Riehs included results from the performance of the institutions they oversee.

Based on this information, coupled with the evaluation of individual performance for each NEO during the course of the year, the Compensation Committee made the following MIP awards:

	Annual Target as a Percentage of Base Salary	FY15 Target Award Opportunity	FY 2015 Actual Award	Percent of Target Paid Based on FY15 Performance
Daniel M. Hamburger	105%	$921,544	$800,591	86.9%
Timothy J. Wiggins	65%	$281,322	$252,403	89.7%
Susan L. Groenwald	60%	$247,200	$256,894	103.9%
Robert A. Paul	65%	$254,410	$203,821	80.1%
Steven P. Riehs	65%	$285,919	$254,825	89.1%

35

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

HOW THE MANAGEMENT INCENTIVE PLAN WORKS

MIP target award opportunities for each NEO are set by the Compensation Committee based on factors including external surveys of practices for positions with similar levels of responsibility. These targets, which are expressed as a percentage of base salary, are then reviewed at the beginning of each fiscal year based on updated market compensation data.

The MIP provided the CEO with a target award opportunity of 105% of base salary and other NEOs target award opportunities between 60% and 65% of base salary. Actual awards can be higher or lower than the target opportunity based on the results for each performance measure. Performance below threshold for the goal will result in no payment for that performance goal. On the other hand, performance at or above threshold can earn an award ranging from the 50% to 200% of the target amount. The maximum amount of 200% rewards exceptional performance compared to expectations, over-delivery of strategic initiatives, and/or achievement of initiatives not contemplated at the time goals were set.

The actual payout of an award is determined upon the completion of the fiscal year only after that fiscal year has ended and audited financial results have been substantially completed (i.e., in the beginning of the next fiscal year). Thus, MIP awards for fiscal year 2015 were determined and paid in the early part of fiscal year 2016, after the results for the fiscal year ended June 30, 2015, were confirmed. The payout is based on specific net income, revenue, institution operating income and institution revenue measures set by the Compensation Committee prior to the start of the year in which the performance is measured.

The Compensation Committee may exercise discretion in determining incentive payments. These adjustments are made to ensure the MIP rewards true operational performance as it is perceived by investors, encourages long-term decision making and is measured consistently. For example, as detailed in Appendix A, at the end of fiscal years 2014 and 2015, the Compensation Committee adjusted calculations of Net Income, Diluted EPS and ROIC to exclude the impact of special items primarily related to discontinued operations, restructurings, impairment charges and non-recurring gains on the sale of real estate. In instances where an institution has not demonstrated performance commensurate with the potential award, the Compensation Committee has exercised negative discretion and reduced MIP payouts to certain associated colleagues. In the case of acquisitions, the Compensation Committee does not include revenue, and corresponding net income, from acquisitions in their evaluation of achievement against targets unless such expected revenue, and corresponding net income, had been factored into the performance target.

In addition to the actual results achieved through these organizational results, the Compensation Committee also considers individual performance over the course of that fiscal year for each NEO. Individual performance goals reflect functional results and/or institution performance appropriate for the executive, as well as academic outcomes, organizational strength and the advancement of DeVry Group’s core values. Individual performance goals are designed to drive initiatives that support DeVry Group’s strategy and further align leadership with DeVry Group’s student-focused purpose. In fiscal year 2015, DeVry Group reduced the individual performance of all DeVry Group colleagues participating in the MIP by 5% as part of its management of overall compensation expense.

36

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

The relative percentages assigned to the measures for each NEO for fiscal year 2015 are as follows:

	Organizational, Institution and Individual Performance Measure Allocation
	DeVry Group Net Income	DeVry Group Revenue	Institution Operating Income	Institution Revenue	Individual Performance
Daniel M. Hamburger	45%	40%	—	—	15%
Timothy J. Wiggins	40%	30%	—	—	30%
Susan L. Groenwald	20%	10%	25%	15%	30%
Robert A. Paul	20%	10%	25%	15%	30%
Steven P. Riehs	20%	10%	25%	15%	30%

Based on the foregoing framework, Mr. Hamburger’s fiscal year 2015 award was determined as follows

	Target Award Opportunity (Weighting)	Target		Performance Achieved		Performance Relative to Target	Payout as a % of Target Award Opportunity based on Performance Relative to Target*		Target Award Opportunity ($ Amount)		Actual Award
DeVry Group Net Income	45%	$171mm	÷	$161mm	=	94.5%	86.3%*	×	$414,695	=	$357,882
DeVry Group Revenue	40%	$1,959mm	÷	$1,889mm	=	96.4%	82.0%*	×	$368,618	=	$302,266
Individual Performance	15%	—		—		—	101.6%	×	$138,232	=	$140,443
TOTAL	100%	—		—	=	—	86.9%	×	$921,544	=	$800,591

*	The MIP Plan provides that if performance relative to target is below certain minimum thresholds, there will be no payout. Minimum thresholds for fiscal year 2015 were 80% of the net income goal and 90% of the revenue goal, and in each case would result in a 50 % payout upon achievement. Every 1% achieved over (or under) the revenue goal would result in an additional (or a reduced) 5% award up to a maximum payout of 200% (or down to a 0% payout). Every 1% achieved over (or under) the net income goal would result in an additional (or a reduced) 2.5% award up to a maximum payout of 200% (or down to a 0% payout).

2015 PERFORMANCE GOALS

Financial goals set for our MIP participants are derived from DeVry Group’s fiscal year operating plans, which are recommended by DeVry Group’s executive management team and approved by the Board at the beginning of each fiscal year. For fiscal year 2015, DeVry Group’s financial performance goals were revenue of $1,959.2 million and net income of $170.8 million, both a slight increase over fiscal year 2014 actual performance excluding special items. Due to the confidential nature of such information, and the competitive harm sharing it would cause, DeVry Group does not disclose the particular institutional or segment performance goals utilized in its MIP. The Compensation Committee considers the organization’s performance goals to represent the best estimate of what the organization could deliver if management, individually and collectively, were to materially satisfy its goals and objectives for the year. All goals are designed to be aggressive yet achievable, with the expectation that it would take extraordinary performance on the part of management to exceed them to the extent necessary to yield maximum incentive payouts under the MIP.

The Compensation Committee approves individual performance goals and objectives for the CEO at the beginning of each fiscal year. The CEO also works collaboratively with the other NEOs in developing their respective individual performance goals and in assigning weightings to them to place additional emphasis on tactical priorities. The individual performance goals are factors in determining base salary adjustments, annual cash incentive compensation (MIP) and long-term incentive compensation. Individual performance goals intentionally include elements that can be rated objectively as well as, to a lesser extent, elements that are of a subjective nature. Individual performance goals are used to drive stretch performance across a broad range of areas considered critical to our strategy and purpose. This allows the evaluator — the independent members of the Board in the case of the CEO, and the CEO with input and approval from the Compensation Committee in the case of the other NEOs — to assess the individual’s performance against objective criteria, while utilizing its discretion to make adjustments based on the individual’s perceived contributions and other subjective criteria.

37

PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

A summary of the primary individual performance goals and objectives established at the beginning fiscal year 2015 for each of our NEOs follows:

Daniel M. Hamburger (President and CEO)

• Turnaround DeVry University, as demonstrated by achievement of operating income target

• Continue to increase DeVry Group’s diversification, as measured by operating income from international and professional education operations

• Improve academic performance, as measured by career outcomes and student Net Promoter Score at DeVry University

Timothy J. Wiggins (SVP, Chief Financial Officer)

• Enhance stakeholder satisfaction through improved shareholder communications and community engagement

• Partner with functional groups to improve organizational strategy, business development, risk and data management practices

• Develop high performance team through talent management and development, engagement and organizational values leadership, and communications

• Oversee organizational compliance and audit services programs and internal controls

• Support financial decision-making and develop new financial planning system

• Pursue cost savings through operational excellence, supply management, facilities management and tax planning

• Evaluate alternative capital allocation opportunities and renew credit facility

Susan L. Groenwald (President, Chamberlain College of Nursing)

• Achieve superior academic outcomes

• Lead the development of and research into superior methods for nursing education

• Build on Chamberlain Care

• Grow enrollments by expanding campuses and online programs

• Develop best in class team and drive operational excellence

Robert A. Paul (President, DeVry University)

• Attract the right students into the right programs

• Provide an exceptional learning experience at lower overall costs

• Enhance DeVry University’s technological capabilities

• Engage and develop talent to execute a transformational strategy

• Improve student financial awareness and reduce Cohort Default Rate

• Support articulations of DeVry Group-affiliated institutions to DeVry University

• Enhance cyber-security program offerings

Steve P. Riehs (President, DeVry Medical International, International, and Professional Education)

• Drive growth of Becker Professional Education

• Oversee the development of DeVry Brasil

• Drive strategy and initiatives to improve processes and student experiences at DeVry Medical International

• Increase international student recruitment and support across DeVry Group institutions

• Develop leadership depth and succession plans

Long-Term Incentive Compensation

Long-term incentive compensation at DeVry Group consists of Performance Shares, “Full-Value Shares” (which are time-based restricted stock units) and stock options. The Compensation Committee targets the value of long-term incentive compensation for NEOs to represent a substantial percentage of their total compensation. These incentives are intended to serve three complementary objectives of our compensation program:

•	Promote long-term retention of key executives who are critical to our operations,

•	Reward executives for the delivery of long-term business results, and

•	Align executives’ long-term interests with those of our shareholders.

38

Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

FISCAL YEAR 2015 LONG-TERM INCENTIVE DECISIONS

For fiscal year 2015, NEOs received the following stock-based awards to deliver their overall long-term incentive grant:

	Stock Options	Full-Value Shares	Performance Shares		Total Value of 2015 Long-Term Incentive Grant
Daniel M. Hamburger	$1,749,440	$875,051	$867,603		$3,492,094
Timothy J. Wiggins	$412,160	$206,048	$204,294		$822,502
Susan L. Groenwald	$199,808	$99,981	$299,285	**	$599,074
Robert A. Paul	$262,528	$131,279	$130,162		$523,969
Steven P. Riehs	$275,072	$137,365	$136,196		$548,633

**Includes 6,330 Performance Shares granted in May 2015, which vest after three years based on revenue and operating income growth at Chamberlain College of Nursing. These Performance Shares were granted in addition to Dr. Groenwald’s annual LTI award in order to reward Dr. Groenwald for her exceptional performance at Chamberlain College of Nursing and incentivize future performance over an extended period.

HOW THE LONG-TERM INCENTIVE PLAN WORKS

The Compensation Committee granted equity awards to each of the NEOs in August 2014 based on both retrospective and prospective considerations and organizational and individual considerations. The Compensation Committee took into account the same seven criteria described in the “Annual Base Salary” section above in determining the size of these awards. Awards were delivered through a mix of stock-based vehicles:

Percent of Long-Term Incentive Award
Stock Options	50%
Full-Value Shares	25%
Performance Shares	25%

STOCK OPTIONS: Stock option grants vest in equal installments over a four-year period beginning on the first anniversary of the grant date. The Compensation Committee granted incentive stock options (ISOs) with a value of up to the $100,000 IRS limitation applicable to each one-year vesting period. To the extent this limitation was met for any NEO, the remaining portion of the stock option award was issued in the form of non-qualified stock options. The Compensation Committee recognizes that DeVry Group may not receive a tax deduction for ISOs, but weighed this consideration against the tax benefit ISOs provide to colleagues and the additional enhancement to DeVry Group’s ability to attract and retain executives. The Compensation Committee determined it was in DeVry Group’s best interest to continue utilizing ISOs in the manner described.

FULL-VALUE SHARES: Full-Value shares are time-based restricted stock units that vest in equal installments over four years beginning on the first anniversary of the grant date.

PERFORMANCE SHARES: Performance Shares granted for fiscal year 2015 are based on achieving certain academic goals over a three-year performance period. The shares vest at the end of the performance period only if a minimum level of Return on Invested Capital (ROIC) performance is attained. If the ROIC minimum level is not achieved, no award is vested. DeVry Group believes this threshold is appropriate because the financial health of DeVry Group is fundamental to our continued success and realizing our purpose. Similarly, if the academic and student outcome targets are not achieved, no award is vested — regardless of the success measured by ROIC. If the minimum level of ROIC performance is attained, the size of the payout is then based on meeting or exceeding the academic goals established for each institution across DeVry Group.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

At the end of the three-year performance period, if threshold level performance is attained for each of the academic goals established for each institution, participants can earn between 80% and 120% of the target number of Performance Shares. If performance is below threshold for any individual academic measures, 0% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement of Performance Shares to be vested between threshold and target and also between target and maximum payout of 120%.

				Performance Goals (FY15-17)
Institution	Performance Measure		Weighting	Threshold (80% Payout)	Target (100% Payout)	Maximum (120% Payout)
DMI Medical Programs	USMLE 1st Time Pass	CK	15%	85%	88%	95%
(RUSM & AUC)	Rate: Step II	CS	15%	85%	88%	95%
Chamberlain	BSN NCLEX 1st Time Pass Rate		30%	86%	90%	92%
DeVry University	Undergraduate Session-to-Session Persistence		30%	81.7%	82.7%	83.7%
Carrington	Retention		10%	81.5%	82.5%	83.5%

Performance Shares vest after three years and are paid out based on the achievement of specific performance measures set by the Compensation Committee at the start of the performance period. In order to receive an award, a threshold level of ROIC performance must be met for the three-year period.

Stock Ownership Guidelines

Stock ownership guidelines are in place for all directors and executive officers of DeVry Group and are intended to align the interests of executive management with our shareholders by requiring executives to be subject to the same long-term stock price volatility our shareholders experience.

Directors and executive officers are expected to maintain ownership of DeVry Group’s Common Stock valued equal to or in excess of a multiple of their current base salary or annual retainer:

Number of Shares Equivalent to:
CEO	5 times base salary
CFO	3 times base salary
All other NEOs	2 times base salary
All other executive officers	1 times base salary
All non-employee directors	3 times annual retainer

The stock ownership requirements were implemented in February 2010 for all directors and executive officers. Ownership guidelines were subsequently increased for the CEO and CFO in August 2014 from 3 times base salary to 5 times base salary for the CEO, and from 2 times base salary to 3 times base salary for the CFO. Directors or executive officers have five years following their election, date of hire or promotion to an executive officer role, as the case may be, to achieve their stock ownership level. The CEO and CFO have five years to comply with their stock ownership guidelines at the increased levels established in August 2014.

Shares that count toward satisfaction of the guidelines include DeVry Group stock directly and/or beneficially owned, DeVry Group stock held in DeVry Group’s Profit Sharing 401(k) Retirement Plan, DeVry Group stock held in DeVry Group’s Nonqualified Deferred Compensation Plan, vested Full-Value Shares, and the after-tax value of unvested Full-Value Shares and Performance Shares and/or vested in-the-money options, provided that these make up no more than 50% of the ownership expectation.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Ownership guidelines are deemed to be met for an executive who has met the ownership threshold and not sold his or her equity but fallen below the Board’s stock ownership guidelines solely due to declines in DeVry Group Common Stock price. Absent exigent circumstances, executives who have not yet met the guidelines at the end of their five year phase-in period are required to retain, until the guidelines are satisfied, 100% of the after-tax shares received from option exercises or the vesting of Full-Value Shares or Performance Shares.

Incentive Compensation Recoupment Policy

DeVry Group has adopted an incentive compensation recoupment policy that applies to all executive officers. The policy provides that, in addition to any other remedies available to DeVry Group (but subject to applicable law), if the Board of Directors or any committee of the Board of Directors determines that it is appropriate, DeVry Group may recover (in whole or in part) any incentive payment, commission, equity award or other incentive compensation received by an executive officer of DeVry Group to the extent that such incentive payment, commission, equity award or other incentive compensation is or was paid on the basis of any financial results that are subsequently restated due to executive officer conduct that is determined by the independent Directors to have been knowing or intentional, fraudulent or illegal.

Deferred Compensation

DeVry Group maintains the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan that allows certain colleagues, including the NEOs, to defer up to 50% of salary and 100% of annual cash incentive (MIP) compensation until termination of service or certain other specified dates. DeVry Group credits matching contributions to participants’ accounts to the extent they have elected to defer the maximum contributions under DeVry Group’s Success Sharing Retirement Plan and their matching contributions are limited by the Internal Revenue Code provisions.

The Nonqualified Deferred Compensation Plan enables the NEOs and other eligible colleagues with a certain level of annual compensation to save a portion of their income for retirement on a scale consistent with other colleagues not subject to IRS limits.

The Nonqualified Deferred Compensation Plan is not funded by DeVry Group and participants have an unsecured contractual commitment by DeVry Group to pay the amounts due under the plan.

The value of deferred compensation amounts is quantified each year and this program is periodically reviewed for its competitiveness.

Other Benefits

NEOs are eligible to participate in a number of broad-based benefit programs, which are the same ones offered to most colleagues at the DeVry Group, including health, disability and life insurance programs.

We do not offer a defined benefit pension plan, and, therefore, our Success Sharing Retirement Plan and the Nonqualified Deferred Compensation Plan are the only retirement savings vehicles for executives.

In general, we do not provide benefits or perquisites to our NEOs that are not available to other colleagues, with the exception of personal financial planning services (for the NEOs other than the CEO). In addition, the following benefits were eliminated in 2005 for all executives but were grandfathered for:

•	A leased automobile or cash automobile allowance for Daniel M. Hamburger and Steven P. Riehs; and

•	An enhanced executive medical benefit for Daniel M. Hamburger.

These benefits and perquisites make up the smallest portion of each NEO’s total compensation package. The nature and quantity of perquisites provided by DeVry Group did not change materially in fiscal year 2015 versus 2014, consistent with our philosophy that benefits and perquisites should not represent a meaningful component of our compensation program. The Compensation Committee periodically reviews the benefit and perquisite program to determine if adjustments are appropriate.

The “All Other Compensation” column of the 2015 Summary Compensation Table shows the amounts of benefit and perquisite compensation we provided for fiscal years 2013, 2014 and 2015 to each of the NEOs.

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PROXY STATEMENT	Executive Compensation – Compensation Discussion and Analysis

Employment Agreements

DeVry Group and Mr. Hamburger entered into an employment agreement in 2006 that provides for the following:
• Initial annual base salary of $675,000, subject to annual increases (no decreases);
• Annual cash incentive under the MIP, targeted at 100% of base salary;
• Benefits and perquisites generally available to senior management;
• Reimbursement of expenses consistent with DeVry Group’s policy in effect at the time; and
• Severance benefits that will be provided upon certain terminations of employment, as further described on page 53 under the caption “2015 Potential Payments Upon Termination or Change-in-Control.”
DeVry Group entered into substantially similar employment agreements with Mr. Paul in 2014, with Dr. Groenwald in 2011, with Mr. Wiggins in 2012 and with Mr. Riehs in 2013. Each of these agreements provide for:
• Initial annual base salary, subject to annual increases (no decreases except in the case of an across-the-board reduction affecting all executives equally);
• Annual cash incentive under the MIP, targeted at a percentage of base salary;
• Benefits and perquisites generally available to senior management;

• Reimbursement of expenses consistent with DeVry Group’s policy in effect at the time; and

• Severance benefits that will be provided upon certain terminations of employment, as further described on page [51] under the caption “2015 Potential Payments Upon Termination or Change-in-Control.”

CHANGE-IN-CONTROL

DeVry Group provides benefits to certain of the NEOs upon termination of employment from DeVry Group in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be entitled upon a termination of employment generally (e.g., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, DeVry Group’s equity compensation plans, and the award agreements used to implement them, provide for accelerated vesting of outstanding equity awards in the event of a change in control of DeVry Group.

See “2015 Potential Payments Upon Termination or Change-in-Control” on page 53 for a detailed description of potential payments and benefits to the NEOs under DeVry Group’s compensation plans and arrangements upon termination of employment or a change of control of DeVry Group.

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Executive Compensation – Compensation Discussion and Analysis	PROXY STATEMENT

Deductibility of Compensation

DeVry Group analyzes the overall expense arising from aggregate executive compensation, as well as the accounting and tax treatment of such programs. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly traded companies for certain compensation paid in excess of $1 million per year paid to “covered employees,” which are defined as the CEO and the three other most highly compensated officers, other than the CFO, employed at year-end. However, compensation that satisfies the Internal Revenue Code’s requirements for performance-based compensation is not subject to that deduction limitation.

Neither base salaries nor income recognized upon vesting of Full-Value Shares qualify as “performance-based compensation” under Section 162(m). However the base salaries of DeVry Group’s NEOs are below the $1 million level. Amounts paid to an executive that are excludable from gross income, such as Success Sharing Retirement Plan and Nonqualified Deferred Compensation Plan contributions are not subject to Section 162(m).

Incentive compensation paid by DeVry Group in fiscal year 2015 under the MIP that is based on organizational performance (whether DeVry Group or another institution) is expected to qualify as “performance-based compensation.” Gains on the exercise of stock options and SARs and income recognized upon the vesting of Performance Shares also qualify as performance-based compensation under Section 162(m).

MIP awards are provided under the DeVry Group Second Amended and Restated Incentive Plan of 2013, which sets a performance-based ceiling on the bonuses paid pursuant to the MIP so that they meet the deductibility requirements of Section 162(m). For fiscal year 2015, a bonus pool equal to 5% of consolidated operating earnings was established, and a bonus opportunity of up to 20% of the bonus pool was allocated to each of Mr. Hamburger, Dr. Groenwald, Mr. Paul and Mr. Riehs (the “covered employees” under 162(m)). As discussed above under “Annual Cash Incentive Compensation”, the Compensation Committee also established performance goals for each NEO and exercised its discretion to adjust the bonus pool amounts on the basis of achievement of those performance goals.”

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2015, Fernando Ruiz (Chair), Christopher B. Begley and Lyle Logan served on the Compensation Committee. No member of the Compensation Committee during fiscal year 2015 was an officer or employee of DeVry Group, was formerly an officer of DeVry Group, or had any relationship requiring disclosure by DeVry Group as a related party transaction under Item 404 of Regulation S-K. During fiscal year 2015, none of DeVry Group’s executive officers served on the Board of Directors or the compensation committee of any other entity, any officers of which served either on DeVry Group’s Board of Directors or its Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors hereby furnishes the following report to the shareholders of DeVry Group in accordance with rules adopted by the SEC. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis of this Proxy Statement with DeVry Group’s management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted on behalf of the members of the Compensation Committee:

Fernando Ruiz, Chair

Christopher B. Begley

Lyle Logan

Lisa W. Wardell

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PROXY STATEMENT	Executive Compensation – Tables

Executive Compensation Tables

2015 SUMMARY COMPENSATION TABLE

This table shows the compensation of DeVry Group’s Chief Executive Officer, Chief Financial Officer and each of the other NEOs for fiscal years 2015, 2014 and 2013, which ended June 30, 2015, June 30, 2014 and June 30, 2013, respectively.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Daniel M. Hamburger	2015	873,204	1,742,654		1,749,440		800,591	177,518	(6)	5,343,407
Chief Executive	2014	853,989	1,742,760		1,764,264		1,187,670	132,256	(6)	5,680,939
Officer and President	2013	835,662	1,601,695	(5)	2,935,450	(5)	764,160	107,443	(6)	6,244,410
Timothy J. Wiggins	2015	428,962	410,342		412,160		252,403	67,105	(7)	1,570,972
Senior Vice President,	2014	414,044	373,368		378,140		336,863	55,134	(7)	1,557,549
Chief Financial Officer	2013	405,385	398,180		370,227		202,515	41,563	(7)	1,417,870
Susan L. Groenwald	2015	409,231	399,266		199,808		256,894	55,651	(8)	1,320,850
President, Chamberlain College of Nursing	2014	383,077	387,300		191,552		292,799	44,482	(8)	1,299,210
	2013	279,325	437,195		127,277		194,274	35,694	(8)	1,073,765
Robert A. Paul	2015	388,769	261,441		262,528		203,821	104,131	(9)	1,220,690
President,
DeVry University
Steven P. Riehs	2015	436,442	273,561		275,072		254,825	64,444	(10)	1,304,345
President,	2014	419,231	248,724		251,996		314,109	50,422	(10)	1,284,482
DeVry Medical International and President, International and Professional Education	2013	340,012	211,498		196,719		179,118	44,057	(10)	971,404

(1)	This column shows the salaries paid by DeVry Group to its NEOs in fiscal years 2015, 2014 and 2013. The following NEOs have elected to defer a portion of their salaries under the Nonqualified Deferred Compensation Plan: Mr. Hamburger — $61,124 for 2015, $59,779 for 2014, and $58,496 for 2013; Mr. Wiggins — $12,869 for 2015, $10,362 for 2014, and $4,070 for 2013; Dr. Groenwald — $10,245 for 2015, $7,662 for 2014, and $5,587 for 2013; Mr. Riehs — $40,140 for 2015, $12,519 for 2014, and $11,948 for 2013; and Mr. Paul — $30,044 for 2015. Amounts shown are inclusive of these deferrals.

(2)	The amounts reported in the Stock Awards column represent the grant date fair value of awards of both Performance Shares and Full-Value Shares, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The grant date fair values of the Performance Shares are based on the probable outcome of the performance conditions to which the Performance Shares are subject, and the shares the recipient would receive under such outcome. The number of Performance Shares granted was: Mr. Hamburger — 20,130 in August 2014, 30,900 in August 2013 and 47,040 in August 2012 ; Mr. Wiggins — 4,740 in August 2014, 6,620 in August 2013, 10,750 in August 2012 ; Dr. Groenwald — 6,330 in May 2015, 2,300 in August 2014, 4,500 in May of 2014, 3,350 in August 2013, 9,870 in May 2013 and 3,700 in August 2012; Mr. Riehs— 3,160 in August 2014, 4,410 in August 2013 and 5,710 in August 2012; and Mr. Paul – 3,020 in August 2014. Details regarding fiscal year 2015 stock awards can be found in the tables “2015 Grants of Plan-Based Awards” and “2015 Outstanding Equity Awards At Fiscal Year-End.” See “Note 4: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2015, filed with the SEC on August 27, 2015, “Note 3: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2014, filed with the SEC on August 27, 2014, and “Note 3: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2013, filed with the SEC on August 29, 2013 for the assumptions made in the valuations of these awards. The number of Full-Value Shares granted was: Mr. Hamburger — 20,130 in August 2014, 30,900 in August 2013 and 6,850 in February 2013; Mr. Wiggins — 4,740 in August 2014, 6,620 in August 2013 and 10,750 in August 2012; Dr. Groenwald — 2,300 in August 2014, 3,350 in August 2013 and 3,700 in August 2012; Mr. Riehs — 3,160 in August 2014, 4,410 in August 2013 and 5,710 in August 2012; and Mr. Paul – 3,020 in August 2014. As described in footnote 5 below, the amount for Mr. Hamburger for fiscal year 2013 includes an award made on February 13, 2013 of 6,850 Full-Value Shares that was intended as a partial “make-whole” replacement award for certain prior stock option awards that were unfulfilled. The grant date fair value of this award was $209,199.

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Executive Compensation – Tables	PROXY STATEMENT

(3)	The amounts reported in the Options Awards column represent the grant date fair value, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, for fiscal years 2015, 2014 and 2013, of outstanding option awards to each of the NEOs. As further discussed in footnote 5 below, the amounts for Mr. Hamburger for fiscal year 2012 were adjusted to reflect the prior unfulfilled stock option awards. The amount for Mr. Hamburger for fiscal year 2013 includes an award of 117,015 Stock Appreciation Rights (“SARs”) made to him on February 13, 2013 as a partial “make-whole” replacement award for the unfulfilled option awards. The grant date fair value of this award was $1,124,955. The amount for Mr. Hamburger for fiscal year 2014 includes an award of 1,050 SARs made to him on August 21, 2013 to fulfill an LTI award that would otherwise have been fulfilled with stock options but for a 150,000 individual stock award limitation in the DeVry Inc. Amended and Restated Incentive Plan of 2005. The grant date fair value of this award was $12,264. See “Note 4: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2015, filed with the SEC on August 27, 2015, “Note 4: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2014, filed with the SEC on August 27, 2014, “Note 3: Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2013, filed with the SEC on August 29 2013, for the assumptions made in the valuations of these awards.

(4)	The MIP compensation reported in this column was earned in fiscal years 2015, 2014, and 2013 and paid in fiscal years 2016, 2015, and 2014, respectively, based upon the MIP guidelines. The NEOs have elected to defer a portion of their MIP compensation under the Nonqualified Deferred Compensation Plan, as follows: Mr. Hamburger — $0 for 2015, $0 for 2014 and $0 for 2013; Mr. Wiggins — $0 for 2015, $0 for 2014 and $0 for 2013; Dr. Groenwald — $0 for 2015, $0 for 2014 and $0 for 2013; Mr. Riehs — $0 for 2015, $31,411 for 2014, and $0 for 2013; Mr. Paul $20,382 for 2015. Amounts shown are inclusive of these deferrals.

(5)	As a result of certain stock option awards to Mr. Hamburger in fiscal years 2009, 2011, 2012 and 2013 that exceeded the 150,000 share annual award limit set forth in the 2005 Plan, a portion of each stock option award was unfulfilled. In order to make Mr. Hamburger whole for the intended awards that could not be made, the Compensation Committee, on February 13, 2013, granted Mr. Hamburger awards for 117,015 SARs and 6,850 Full-Value Shares. Information about the initial option awards and replacement SAR awards is shown in the following table:

Initial Option Grant Date	# of Options Awarded	Grant Date Fair Value of Initial Option Award	# of Options Unfulfilled	Adjustment to Grant Date Fair Value for Unfulfilled Awards	# of Make-Whole SARs	Grant Date Fair Value of SARs
8/28/2008	195,200	$4,579,392	45,200	$(1,060,392)	45,200	$384,652
8/27/2010	184,100	$3,043,173	34,100	$(563,673)	34,100	$329,406
8/24/2011	170,000	$2,978,500	20,200	$(353,500)	20,200	$209,474
8/29/2012	255,425	$1,943,784	17,515	$(133,289)	17,515	$201,423
			117,015		117,015

The amount shown in the Option Awards column of the 2015 Summary Compensation Table for fiscal year 2013 reflects the aggregate grant date fair value of the SAR awards ($1,124,955), as shown in the above table. The amount shown in the Stock Awards column of the 2015 Summary Compensation Table for fiscal year 2013 includes the $209,199 grant date fair value of the additional 6,850 Full-Value Shares granted on February 13, 2013.

(6)	All other compensation reported for Mr. Hamburger, for fiscal years 2015, 2014 and 2013, respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $17,490 for 2015, $17,303 for 2014, and $16,375 for 2013; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $107,640 for 2015, $72,103 for 2014, and $65,405 for 2013; (iii) car allowance, $ 4,083 for 2015, $4,083 for 2014 and $4,083 for 2013; (iv) group life insurance, $2,447 for 2015, $1,671 for 2014, and $810 for 2013; (v) executive medical benefits, $23,954 for 2015, $17,644 for 2014 and $10,007 for 2013; and (vi) cash dividend equivalent payments on unvested restricted stock units, $21,904 for 2015, $19,452 for 2014 and $10,763 for 2013.

(7)	All other compensation reported for Mr. Wiggins, for fiscal years 2015, 2014 and 2013, respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $19,377 for 2015, $16,747 for 2014 and $12,953 for 2013; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $29,349 for 2015, $18,918 for 2014 and $7,441 for 2013; (iii) group life insurance, $2,030 for 2015, $1,880 for 2014 and $1,834 for 2013; (iv) personal financial planning services, $8,000 for 2015, $8,000 for 2014 and $6,000 for 2013and (v) cash dividend equivalent payments on unvested restricted stock units, $8,349 for 2015, $9,589 for 2014 and $13,335 for 2013.

(8)

All other compensation reported for Dr. Groenwald, for fiscal years 2015, 2014and 2013, respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $18,317 for 2015,

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PROXY STATEMENT	Executive Compensation – Tables

$18,525 for 2014 and $16,814 for 2013; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $25,574 for 2015, $13,936 for 2014 and $8,770 for 2013; (iii) group life insurance, $3,361 for 2015, $3,938 for 2014 and $2,646 for 2013; (iv) personal financial planning services, $6,000 for 2015, $6,000 for 2014 and $6,000 for 2013; and (v) cash dividend equivalent payments on unvested restricted stock units, $2,399 for 2015, $2,083 for 2014 and $1,464 for 2013.

(9)	All other compensation reported for Mr. Paul, for fiscal year 2015 represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $19,135; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $18,239; (iii) car allowance, $6,000; (iv) group life insurance, $657; (v) personal financial planning services, $6,000; (vi) cash dividend equivalent payments on unvested restricted stock units, $2,350; and (vii) relocation benefits $51,750.

(10)	All other compensation reported for Mr. Riehs, for fiscal years 2015, 2014 and 2013, respectively, represents (i) DeVry Group’s matching and success sharing contributions credited under the Success Sharing Retirement Plan, $18,222 for 2015, $18,273 for 2014 and $16,653 for 2013; (ii) DeVry Group’s contributions credited under the Nonqualified Deferred Compensation Plan, $28,291 for 2015, $16,178 for 2014 and $12,668 for 2013; (iii) car allowance, $6,000 for 2015, $6,000 for 2014 and $6,000 for 2013; (iv) group life insurance, $1,575 for 2015, $1,056 for 2014 and $795 for 2013; (v) personal financial planning services, $7,000 for 2015, $6,000 for 2014 and $6,000 for 2013; and (vi) cash dividend equivalent payments on unvested restricted stock units, $3,356 for 2015, $2,956 for 2014 and $1,941 for 2013.

Employment Agreements

EMPLOYMENT AGREEMENTS WITH MR. HAMBURGER AND OTHER NAMED EXECUTIVE OFFICERS

DeVry Group has entered into employment agreements with each of its CEO and each of its other NEOs, which are described on page 42 under the caption “Employment Agreements.”

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Executive Compensation – Tables	PROXY STATEMENT

2015 GRANTS OF PLAN-BASED AWARDS

This table sets forth information for each NEO with respect to (1) estimated future payouts under non-equity incentive plan awards that could have been earned for fiscal year 2015, (2) estimated future payouts under equity incentive plan awards granted in fiscal year 2015, (3) stock options (and SARs to Daniel M. Hamburger) granted in fiscal year 2015 and (4) Full-Value Shares granted in fiscal year 2015.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)						All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(12)	Exercise or Base Price of Option Awards ($/sh)(13)	Grant Date Fair Value of Stock and Option Awards(14)
Grant Date	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)		Target (#)		Maximum (#)
Daniel M. Hamburger
	460,772	921,544	1,843,087
08/20/2014				16,104	(6)	20,130	(7)	24,156	(8)				$867,603
08/20/2014											97,625	$43.47	$1,749,440
08/20/2014										20,130		$43.47	$875,051
Timothy J. Wiggins
	140,661	281,322	562,645
08/20/2014				3,792	(6)	4,740	(7)	5,688	(8)				$204,294
08/20/2014											23,000	$43.47	$412,160
08/20/2014										4,740		$43.47	$206,048
Susan L. Groenwald
	123,600	247,200	494,400
08/20/2014				1,840	(6)	2,300	(7)	2,760	(8)				$99,130
05/12/2015				5,064	(9)	6,330	(10)	7,596	(11)				$200,155
08/20/2014											11,150	$43.47	$199,808
08/20/2014										2,300		$43.47	$99,981
Robert A. Paul
	127,205	254,410	508,820
08/20/2014				2,416	(6)	3,020	(7)	3,624	(8)				$130,162
08/20/2014											14,650	$43.47	$262,528
08/20/2014										3,020		$43.47	$131,279
Steven P. Riehs
	142,959	285,919	571,838
08/20/2014				2,528	(6)	3,160	(7)	3,792	(8)				$136,196
08/20/2014											15,350	$43.47	$275,072
08/20/2014										3,160		$43.47	$137,365

(1)	Payouts under the MIP were based on performance in fiscal year 2015. Therefore, the information in the “Threshold”, “Target” and “Maximum” columns reflect the range of potential payouts when the performance goals were set on August [20], 2015. The amounts actually paid under the MIP for fiscal year 2015 appear in the “Non-Equity Incentive Plan Compensation” column of the 2015 Summary Compensation Table.

(2)	Performance-based restricted stock units, referred to within DeVry Group as “Performance Shares”, were granted under the DeVry Education Group Second Amended and Restated Incentive Plan of 2013. Performance Shares are paid out at the end of the three-year performance period if certain performance goals are achieved.

(3)	Pursuant to the MIP, performance below a performance goal threshold will result in no payment with respect to that performance goal. If a performance goal threshold is met or exceeded, then the performance would result in a payment ranging from the threshold amount (50% of the target) to the maximum amount (200% of target) for such performance goal, depending upon the level at which the performance goal had been attained.

(4)	The amount shown in this column represents the target incentive payment under the MIP, which is calculated as a set percentage of base salary.

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PROXY STATEMENT	Executive Compensation – Tables

(5)	Pursuant to the MIP, the amount shown in this column represents the maximum incentive payment, 200% of the Target.

(6)	At the end of the three-year performance period, participants can earn a threshold of 80% of the target number of Performance Shares if threshold level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is below threshold for any individual academic focused student outcome measures, 0% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between threshold and target. A minimum of 5% three-year average Return on Invested Capital (“ROIC”) must be attained during fiscal years 2015-2017 or no Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance.

(7)	At the end of the three-year performance period, participants can earn 100% of the target number of Performance Shares if target level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. A minimum of 5% three-year average ROIC must be attained during fiscal year 2015-2017 or no Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance.

(8)	At the end of the three-year performance period, participants can earn a maximum of 120% of the target number of Performance Shares if maximum level performance is attained during the three-year performance period for each of the academic-focused student outcome goals established for each institution. If performance is at or above maximum for any individual academic focused student outcome measures, 120% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between target and maximum. A minimum of 5% three-year average ROIC must be attained during fiscal year 2015-2017 or no Performance Shares will vest whatsoever, regardless of the academic-focused student outcome performance.

(9)	At the end of the three-year performance period, Dr. Groenwald can earn a threshold of 50% of the target number of Performance Shares if threshold level performance is attained during the three-year performance period for each of the performance goals established for Chamberlain College of Nursing. If performance is below threshold for any individual performance measure, 0% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between threshold and target. The performance period for these awards is fiscal year 2016 – 2018. The performance measures are 50% weighted on Chamberlain College of Nursing’s revenue growth during this period and 50% weighted on Chamberlain College of Nursing’s operating income growth during this period.

(10)	At the end of the three-year performance period, Dr. Groenwald can earn 100% of the target number of Performance Shares if target level performance is attained during the three-year performance period for each of the performance goals established for Chamberlain College of Nursing.

(11)	At the end of the three-year performance period, Dr. Groenwald can earn a maximum of 200% of the target number of Performance Shares if maximum level performance is attained during the three-year performance period for each of the performance goals established for Chamberlain College of Nursing. If performance is at or above maximum for any individual performance measure, 200% of the Performance Shares will vest for that component of the awards. Straight line interpolation will be used to determine achievement between target and maximum.

(12)	Stock option awards on August 20, 2014 were issued as part of the annual incentive award under the DeVry Education Group Second Amended and Restated Incentive Plan of 2013, which become exercisable at 25% per year for four years beginning on the first anniversary of the date of grant and have a maximum term of ten years.

(13)	All options granted to the NEOs on August 20, 2014 have an exercise price equal to the closing sales price of the Common Stock on the date of grant.

(14)	This column shows the grant date fair value of Performance Shares (assuming payout at target value) and stock options granted to each of the NEOs in fiscal year 2015, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, which was $17.92 for stock options and $43.10 for Performance Shares granted to the NEOs on August 20, 2014, and $31.62 for Performance Shares granted to Dr. Groenwald on May 12, 2015. Also see “Note 4: Stock-Based Compensation” to the Consolidated Financial Statements contained in DeVry Group’s Annual Report on Form 10-K for the year ended June 30, 2015, filed with the SEC on August 27, 2015, for an explanation of the assumptions made by DeVry Group in the valuation of stock option awards.

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Executive Compensation – Tables	PROXY STATEMENT

2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table sets forth information for each NEO with respect to (i) each grant of options and SARs to purchase DeVry Group Common Stock that was made at any time, had not yet been exercised, and remained outstanding at June 30, 2015 and (ii) unvested Full-Value Shares and Performance Shares as of June 30, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Daniel M. Hamburger	150,000	(2)(4)	—		51.23	8/28/2018
	45,200	(5)	—		51.23	8/28/2018
	116,425	(2)	—		52.28	8/28/2019
	147,416	(2)(4)	—		38.71	8/27/2020
	34,100	(5)	—		38.71	8/27/2020
	112,284	(2)(4)	37,716	(2)(4)	41.87	8/24/2021
	15,366	(5)	4,834	(5)	41.87	8/24/2021
	116,267	(4)	121,643	(4)	18.60	8/29/2022
	8,946	(5)	8,569	(5)	30.54	8/29/2022
	37,500	(2)	112,500	(2)	28.32	8/21/2023
	262	(6)	788	(6)	28.32	8/21/2023
	—		97,625	(2)	43.47	8/20/2024
							60,845	1,824,133	(9)	98,070	2,940,139
Timothy J. Wiggins	10,181	(2)	3,394	(2)	36.99	2/24/2022
	24,325	(2)	24,325	(2)	18.60	8/29/2022
	8,093	(2)	24,282	(2)	28.32	8/21/2023
	—		23,000	(2)	43.47	8/20/2024
							20,488	614,230		22,110	662,858
Susan L. Groenwald	1,000	(1)	—		34.53	8/31/2017
	1,525	(2)	—		51.23	8/28/2018
	2,500	(2)	—		52.28	8/28/2019
	7,150	(2)	—		38.71	8/27/2020
	5,962	(2)	1,988	(2)	41.87	8/24/2021
	8,363	(2)	8,362	(2)	18.60	8/29/2022
	4,100	(2)	12,300	(2)	28.32	8/21/2023
	—		11,150	(2)	43.47	8/20/2024
							6,663	199,757		30,110	902,698
Robert A. Paul	1,604	(2)	—		34.53	8/31/2017
	2,737	(2)	—		51.23	8/28/2018
	3,525	(2)	—		52.28	8/28/2019
	5,475	(2)	—		38.71	8/27/2020
	5,962	(2)	1,988	(2)	41.87	8/24/2021
	7,600	(2)	7,600	(2)	18.60	8/29/2022
	2,806	(2)	8,419	(2)	28.32	8/21/2023
	—		14,650	(2)	43.47	8/20/2024
							6,493	194,660		8,680	260,226

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PROXY STATEMENT	Executive Compensation – Tables

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(10)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(11)
Steven P. Riehs	2,455	(1)	—		21.62	10/3/2016
	9,036	(1)	—		34.53	8/31/2017
	15,025	(2)	—		51.23	8/28/2018
	11,650	(2)	—		52.28	8/28/2019
	17,425	(2)	—		38.71	8/27/2020
	12,093	(2)	4,032	(2)	41.87	8/24/2021
	12,925	(2)	12,925	(2)	18.60	8/29/2022
	5,393	(2)	16,182	(2)	28.32	8/21/2023
	—		15,350	(2)	43.47	8/20/2024
							9,323	279,504	13,280	398,134

(1)	Options vest 20% per year over the first five years of the 10-year option term.

(2)	Options vest 25% per year over the first four years of the 10-year option term.

(3)	All options were granted at market value on the date of grant based on the closing market price of the Common Stock for such date as reported in The Wall Street Journal.

(4)	The option information reflects the outstanding options after adjustment to reflect the unfulfilled options that were initially granted. As a result of this adjustment, a slightly greater percentage of the options expiring on August 29, 2022 vest on the fourth anniversary of grant than in the prior years, with the resulting vesting schedule as follows – first, second and third anniversaries, 24% annually; fourth anniversary, 26%. The options have a 10-year term.

(5)	On February 13, 2013, Mr. Hamburger was granted 117,015 SARs. The applicable vesting schedule for the unvested SARs and the expiration dates for all SARs are as follows: (i) 4,834 vest August 24, 2015 and expire on August 24, 2021; and (ii) 4,473 vest on August 29, 2015, 4,096 vest on August 29, 2016 and all expire on August 29, 2022.

(6)	Represents stock-settled SARs, which vest 25% per year over the first four years of a 10-year term and were granted in lieu of options on August 21, 2013 because the 150,000 individual option grant limitation set forth in the DeVry Inc. Amended and Restated Incentive Plan of 2005 had been met.

(7)	Represents Full-Value Shares, 25% of which vest on each of the first four anniversaries of the date of grant.

(8)	Represents the value derived by multiplying the number of shares of Common Stock covered by Full-Value Shares granted by $29.98 (the closing market price of DeVry Group’s Common Stock as reported in The Wall Street Journal for June 30, 2015).

(9)	This amount includes 6,850 Full-Value Shares granted to Mr. Hamburger on February 13, 2013 as a partial “make-up” replacement award for certain stock option awards that were unfulfilled.

(10)	Represents all Performance Share awards held by the NEOs as of June 30, 2015, which vest on August 20, 2015, August 25, 2015, July 1, 2016, August 20, 2016, July 1, 2017, August 20, 2017 or July 1, 2018.

(11)	Represents the value derived by multiplying the number of shares of Common Stock covered by the Performance Shares by $29.98 (the closing market price of DeVry Group’s Common Stock as reported in The Wall Street Journal for June 30, 2015). The value provided assumes a Performance Share payout at target value.

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Executive Compensation – Tables	PROXY STATEMENT

2015 OPTION EXERCISES AND STOCK VESTED

This table sets forth information concerning (1) the exercise during fiscal year 2015 of options to purchase shares of Common Stock by each of the NEOs, (2) the dollar amount realized on exercise of the exercised options, (3) the vesting during fiscal year 2015 of Performance Shares, and (4) the dollar amount realized on vesting of Performance Shares.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Daniel M. Hamburger	2,584	20,310	44,480	1,926,753
Timothy J. Wiggins	0	0	11,859	480,188
Susan L. Groenwald	3,900	80,789	3,064	132,487
Robert A. Paul	4,500	37,980	3,389	145,871
Steven P. Riehs	2,500	52,825	5,178	224,037

(1)	Value Realized on Exercise. If the exercise was executed as part of a cashless transaction where the shares acquired were immediately sold, this represents the difference between the sales price of the shares acquired and the option exercise price multiplied by the number of shares of Common Stock covered by the options exercised. If the exercise was executed as part of a buy and hold transaction, this represents the difference between the closing market price of the Common Stock as reported in The Wall Street Journal for the date of exercise of the option and the option exercise price multiplied by the number of shares of Common Stock covered by the options held.

(2)	Value Realized on Vesting. For each NEO, other than Mr. Wiggins, these amounts represent Performance shares originally granted in August 2011 that vested in August 2014. For Mr. Wiggins these amounts represent Performance Shares originally granted in February 2012 that vested in fiscal year 2015. For each NEO these amounts also represent Full-Value Shares originally granted in August 2012 and August 2013 that vested in August 2014. For Mr. Hamburger, these amounts also represent Full-Value Shares originally granted in February 2013 that vested in August 2014. For Mr. Paul, these amounts also represent Full-Value Shares originally granted in August 2010 that vested in August 2014. For Mr. Paul, these amounts also represent Full-Value Shares originally granted in February 2012 that vested in February 2015. For Mr. Wiggins, these amounts also represent Full-Value Shares originally granted in February 2012 that vested in February 2015. The value represents the closing market price of the Common Stock as reported in The Wall Street Journal for the date of vesting.

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PROXY STATEMENT	Executive Compensation – Tables

2015 NONQUALIFIED DEFERRED COMPENSATION

This table sets forth the contributions by each NEO and DeVry Group for fiscal year 2015, the earnings accrued on each NEO’s account balance in 2015 and the account balance at June 30, 2015 under the Nonqualified Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Employer Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings/ (Loss) in Last Fiscal Year ($)(3)	Aggregate Balance at Last Fiscal Year End ($)(4)
Daniel M. Hamburger	61,124	107,640	26,896	1,645,804
Timothy J Wiggins	12,869	29,349	1,193	94,055
Susan L. Groenwald	10,245	25,574	1,669	80,363
Robert A. Paul	30,044	18,239	159	374,236
Steven P. Riehs	40,140	28,291	8,866	321,015
(1)	Executive Contributions in Last Fiscal Year. The amount of executive contributions made by each NEO and reported in this column is included in each NEO’s compensation reported on the 2015 Summary Compensation Table, either in the “Salary” or “Non-Equity Incentive Plan Compensation” column. See footnotes 1 and 3 of the 2015 Summary Compensation Table for specific deferrals made by each NEO.

(2)	Employer Contributions in Last Fiscal Year. The amount of DeVry Group contributions made and reported in this column is included in each NEO’s compensation reported on the 2015 Summary Compensation Table in the “All Other Compensation” column.

(3)	Aggregate Earnings/(Loss) in Last Fiscal Year. These amounts represent the earnings in the Nonqualified Deferred Compensation Plan for fiscal year 2015. These amounts are not reported in the 2015 Summary Compensation Table.

(4)	Aggregate Balance at Last Fiscal Year End. The aggregate balance as of June 30, 2015 reported in this column for each NEO reflects amounts that either are currently reported or were previously reported as compensation in the 2015 Summary Compensation Table for current or prior years, except for the aggregate earnings on deferred compensation.

DEFERRED COMPENSATION PLAN

The Nonqualified Deferred Compensation Plan covers Directors and selected key colleagues approved for participation by the Compensation Committee. All of the NEOs are eligible to participate in the Plan. Under the Nonqualified Deferred Compensation Plan as it applies to colleagues, participants may make an advance election to defer up to 50% of salary and up to 100% of annual cash incentive (MIP) compensation until termination of service with DeVry Group or certain other specified dates. DeVry Group credits matching contributions to participants’ accounts under the Nonqualified Deferred Compensation Plan to the extent they have elected to defer the maximum amount under DeVry Group’s Success Sharing Retirement Plan and their matching contributions to the Success Sharing Retirement Plan are limited by applicable Internal Revenue Code provisions. DeVry Group may also credit participants’ accounts with discretionary success sharing contributions. Participants are fully vested in their own deferral and matching contributions, plus earnings, and will vest in discretionary contributions, if any, as determined by the Compensation Committee. Participants may elect to have their Nonqualified Deferred Compensation Plan accounts credited with earnings based on various investment choices made available by the Compensation Committee for this purpose. Participants may elect to have account balances paid in a lump sum or in installments. Distributions are generally made or commence in January of the year following termination of employment (but not earlier than six months after termination) or January of the year in which the specified payment date occurs. In the event of death before benefits commence, participants’ accounts will be paid to their beneficiaries in a lump sum.

52

Executive Compensation – Tables	PROXY STATEMENT

2015 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

DeVry Group provides benefits to certain of the NEOs upon termination of employment from DeVry Group in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, DeVry Group’s equity compensation plans and the stock award agreements used to implement them provide for accelerated vesting of outstanding stock awards in the event of a change in control of DeVry Group, regardless of whether a termination of employment occurs.

Employment Agreements

MR. HAMBURGER

The employment agreement of Mr. Hamburger was effective as of November 15, 2006, in connection with his assumption of the duties of President and Chief Executive Officer of DeVry Group. The employment agreement provides that either party may terminate Mr. Hamburger’s employment upon 180 days’ advance notice, except that DeVry Group may terminate his employment immediately for any reason, Mr. Hamburger may terminate his employment immediately for “good reason”, and his employment will automatically terminate immediately in the event of death or disability. The agreement provides the following severance benefits:

•	If a change in control of DeVry Group has not occurred and Mr. Hamburger’s employment is terminated for reasons other than by DeVry Group for “cause” or due to retirement at age 65, he is entitled to an immediate payment equal to 12 times his monthly base salary.

•	If at any time Mr. Hamburger terminates his employment for “good reason,” he is entitled to an immediate payment equal to 12 times his monthly base salary.

•	If DeVry Group terminates Mr. Hamburger’s employment following a change in control of DeVry Group, he is entitled to the following:

i. an immediate payment equal to 24 times his monthly base salary;

ii. an immediate payment equal to a pro rata portion of the average MIP award paid to him for the two years prior to his termination; and

iii. immediate vesting of all outstanding stock options.

For purposes of the agreement:

(i) “cause” means Mr. Hamburger’s conviction of a felony or a crime involving monies, other property, fraud or embezzlement; (ii) “good reason” exists if Mr. Hamburger is not accorded the duties and responsibilities described in the agreement, if his duties or responsibilities are materially or substantially reduced, if he is not paid amounts owed under the agreement within 10 days’ notice to DeVry Group, or if DeVry Group otherwise breaches the agreement; (iii) “disability” means a physical or mental disability that causes Mr. Hamburger to be unable to perform his duties under the agreement for a period of 180 days; and (iv) “change in control” means a sale of substantially all of DeVry Group’s assets or the acquisition by another entity of a majority of DeVry Group’s Common Stock.

MR. PAUL, DR. GROENWALD, MR. RIEHS AND MR. WIGGINS

DeVry Group entered into substantially similar employment arrangements with Mr. Wiggins on December 14, 2011 (effective January 3, 2012), with Mr. Paul on March 16, 2014, with Dr. Groenwald on September 1, 2011 and with Mr. Riehs on May 17, 2013. These employment agreements provide, among other things, that if the NEO’s employment with DeVry Group is terminated by DeVry Group without “cause” or by the NEO with “good reason” and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

•	in the cases of Messrs. Wiggins, Paul and Riehs, one and one-half times the sum of the NEO’s base salary plus “MIP target,” payable in 18 equal monthly payments and, in the case of Dr. Groenwald, the sum of the NEO’s base salary plus “MIP target” payable in 12 equal monthly payments;

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PROXY STATEMENT	Executive Compensation – Tables

•	a pro-rated “MIP award” (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance for the relevant fiscal year paid in a lump sum at the time MIP awards are paid to other colleagues;

•	in the cases of Messrs. Wiggins, Paul and Riehs, 18 months of continued health benefit plan coverage at active employee rates following the termination date, and in the case of Dr. Groenwald, 12 months of continued health benefit plan coverage at active colleague rates following the termination date; and

•	access to, in the case of Messrs. Wiggins, Paul and Riehs a nine-month, in the case of Dr. Groenwald a six-month, senior executive level outplacement program at DeVry Group’s sole expense.

In the case of Mr. Riehs and Mr. Wiggins, their employment arrangements also provide that if their termination occurs after the day that is 18 months prior to their 55th birthday they will be treated as having been terminated due to “retirement” for purposes of all outstanding stock options and other equity awards that include a definition of the term “retirement,” including both those outstanding on the date of the employment agreement and those thereafter granted.

In addition, the employment arrangements provide that if the NEO’s employment with DeVry Group is terminated by DeVry Group without “cause” or by the NEO with “good reason” during a “change in control period” and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

•	in the cases of Messrs. Wiggins, Paul and Riehs two times the sum of the NEO’s base salary plus “MIP target,” payable in 24 equal monthly payments and in the case of Dr. Groenwald one and one half times the sum of the NEO’s base salary plus “MIP target” payable in 18 equal monthly installments;

•	a pro-rated “MIP award” (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance paid in a lump sum at the time MIP awards are paid to other employees;

•	in the cases of Messrs. Wiggins, Paul and Riehs 24 months of continued health benefit plan coverage at active employee rates following the termination date and in the case of Dr. Groenwald 18 months of continued health benefit plan coverage at active employee rates following the termination date; and

•	in the cases of Messrs. Wiggins, Paul and Riehs access to a 12 month senior executive level outplacement program at DeVry Group’s sole expense and in the case of Dr. Groenwald access to a 9 month senior executive level outplacement program at DeVry Group’s sole expense.

For purposes of these employment agreements:

(i) “cause” means (A) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving misappropriation, dishonesty, fraud, illegal drug use or breach of fiduciary duty, (B) willful failure to perform duties as reasonably directed by the CEO or the CEO’s designee, (C) the NEO’s gross negligence or willful misconduct with respect to the performance of the NEO’s duties under the employment agreement, (D) obtaining any personal profit not fully disclosed to and approved by DeVry Group’s Board of Directors in connection with any transaction entered into by, or on behalf of, DeVry Group, or (E) any other material breach of the employment agreement or any other agreement between the NEO and DeVry Group; (ii) “change in control period” means the period commencing on the date of a “Change in Control” (as defined in the DeVry Inc. Amended and Restated Incentive Plan of 2005) and ending on the 12-month anniversary of such date; (iii) “good reason” means, without the NEO’s consent, (A) material diminution in title, duties, responsibilities or authority, (B) reduction of base salary, MIP target or colleague benefits except for across-the-board changes for executives at the NEO’s level, (C) exclusion from executive benefit/compensation plans, (D) material breach of the employment agreement that DeVry Group has not cured within 30 days after the NEO has provided DeVry Group notice of the material breach which shall be given within 60 days of the NEO’s knowledge of the occurrence of the material breach, or (E) resignation in compliance with securities, corporate governance or other applicable law (such as the US Sarbanes-Oxley Act) as specifically applicable to the NEO; (iv) “MIP award” means the amount actually granted the NEO under the MIP, as in effect from time to time, upon the achievement of specific DeVry Group-wide and personal performance goals of the NEO that will be determined each fiscal year by the NEOs direct supervisor and/or the Compensation Committee as necessary and appropriate to comply with DeVry Group policy; and (v) “MIP target” means the percentage of the NEO’s base salary established as the target under the MIP, as adjusted from time to time.

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Executive Compensation – Tables	PROXY STATEMENT

EQUITY AWARD PLANS

The equity award agreements under which options, SARs, Performance Shares and Full-Value Shares are held by colleagues, including the NEOs, provide for the immediate vesting of unvested options and Full-Value Shares and of Performance Shares at the target levels in the event of a change in control of DeVry Group. The provisions of the equity award agreements under which options, SARs, Performance Shares and Full-Value Shares were granted to employees, including the NEOs, provide the following:

•	If the participant’s employment is terminated due to death or disability (as defined in the agreement), options and SARs will become fully vested and exercisable for the remaining term of the option, Full-Value Shares will fully vest, and Performance Shares will continue to vest in accordance with their terms.

•	If the participant’s employment terminates due to mutual agreement, the participant will be credited with one additional year of service for the purpose of determining vesting of options, SARs and Full-Value Shares, and the options and SARs will be exercisable until the earlier of one year from termination or the expiration of the term of the option.

•	If the participant’s employment terminates due to retirement, options and SARs will continue to vest and be exercisable, and Full-Value Shares and Performance Shares will continue to vest in accordance with their respective terms. Retirement means the participant’s termination without cause after age 55 when the sum of his or her age and full years of service equals or exceeds 65.

2015 Potential Severance Payments

The tables set forth below quantify the additional benefits as described above that would be paid to each NEO under the following termination of employment or change in control events, had such an event occurred on June 30, 2015.

TERMINATION OF EMPLOYMENT — NO CHANGE IN CONTROL

Name:	Daniel Hamburger	Timothy J. Wiggins	Susan Groenwald	Robert A. Paul	Steven P. Riehs
Salary:	$877,661	$649,206	$412,000	$587,100	$659,813
MIP Target Amount:	0	421,984	247,200	381,615	428,878
Pro-Rated MIP:	0	252,403	256,894	203,821	254,825
Continued Health Coverage:	0		5,185	22,087	22,087
Outplacement Services:	0	13,500	9,000	13,500	13,500
TOTAL	877,661	1,337,092	930,279	1,208,123	1,379,103

TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE IN CONTROL

Name:	Daniel Hamburger	Timothy J. Wiggins	Susan Groenwald	Robert A. Paul	Steven P. Riehs
Salary:	$1,755,321	$865,608	$618,000	$782,800	$879,750
MIP Target Amount:	0	562,645	370,800	508,820	571,838
Pro-Rated MIP:	994,131	252,403	256,894	203,821	254,825
Continued Health Coverage:	0		7,777	29,450	29,450
Outplacement Services:	0	18,000	13,500	18,000	18,000
Value of Vesting of Unvested Stock Options, Performance Shares and Full-Value Shares(1):	$6,778,097	1,594,215	1,218,033	555,351	851,587
TOTAL:	9,527,550	3,292,870	2,485,004	2,098,241	2,605,449

(1)	The outstanding equity awards vest upon a change of control. The value of the options and SARs is based on the difference between the exercise price and $29.98 (the closing market price of the Common Stock for June 30, 2015 as reported in The Wall Street Journal). The value of the Performance Shares and Full-Value Shares is based on the closing market price of the Common Stock for June 30, 2015 as reported in The Wall Street Journal. Performance Shares vest at the target level.

55

PROXY STATEMENT	Executive Compensation – Tables

CHANGE IN CONTROL — NO TERMINATION OF EMPLOYMENT

Name:	Daniel Hamburger	Timothy J. Wiggins	Susan Groenwald	Robert A. Paul	Steven P. Riehs
Value of Vesting of Unvested Stock Options, Performance Shares and Full-Value Shares(1):	$6,778,097	1,594,215	1,218,033	555,351	851,587

(1)	The value of the unvested stock options and SARs is based on the difference between the exercise price and $29.98 (the closing market price of the Common Stock for June 30, 2015 as reported in The Wall Street Journal). The value of Performance Shares and Full-Value Shares is based on the closing market price of the Common Stock for June 30, 2015 as reported in The Wall Street Journal. Performance Shares vest at target level.

56

Executive Compensation – Equity Compensation Plans	PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

DeVry Group currently maintains four equity compensation plans: the 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan, the DeVry Inc. Amended and Restated Incentive Plan of 2005 and the DeVry Education Group Inc. Second Amended and Restated incentive Plan of 2013. DeVry Group’s shareholders have approved each of these plans.

The following table summarizes information, as of June 30, 2015, relating to these equity compensation plans under which DeVry Group’s Common Stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, awards, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, awards, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	4,129,689	$35.15	4,059,140
Equity compensation plans not approved by security holders	—	—	—
Total	4,129,689	$35.15	4,059,140

(1)	The number shown in column (a) is the number of shares that may be issued upon exercise of outstanding options or SARs and other equity awards granted under the shareholder-approved 1999 Stock Incentive Plan (15,730 shares), 2003 Stock Incentive Plan (446,479 shares), the DeVry Inc. Amended and Restated Incentive Plan of 2005 (3,080,896 shares) and the DeVry Education Group Inc. Second Amended and Restated Incentive Plan of 2013 (586,584); the number of securities to be issued upon exercise related to SARs were calculated based on the exercise price of each SAR and the closing stock price at fiscal year end ($29.98).

(2)	The number shown in column (c) is the number of shares that may be issued upon exercise of options or SARs and other equity awards granted in the future under the DeVry Education Group, Inc. Second Amended and Restated Incentive Plan of 2013. All of the shares remaining available for the grant of future awards of options, warrants and rights are available under the DeVry Education Group, Inc. Second Amended and Restated Incentive Plan of 2013. No new awards may be granted under the 1994 Stock Incentive Plan, 1999 Stock Incentive Plan, the 2003 Stock Incentive Plan or the DeVry Inc. Amended and Restated Incentive Plan of 2005.

57

PROXY STATEMENT	Director Compensation

2015 DIRECTOR COMPENSATION

In fiscal year 2015, non-employee Directors, other than the Board Chair, received an annual retainer of $70,000, paid quarterly. The Board Chair received an annual retainer of $120,000, the Chair of the Audit and Finance Committee received an additional annual retainer of $20,000, the Chair of the Compensation Committee received an additional retainer of $15,000, and the chairs of each of the other committees received an additional annual retainer of $5,000 for their roles as committee chairs. Directors were reimbursed for any reasonable and appropriate expenditures attendant to Board membership.

Under the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan, a Director could elect to defer all or a portion of the cash retainer. Any amount so deferred is, at the Director’s election, valued as if invested in various investment choices made available by the Compensation Committee for this purpose, and is payable in cash in installments, or as a lump-sum on or after termination of service as a Director, or at a later date specified by the Director. With the exception of Lisa Wardell, no directors deferred any portion of their compensation in fiscal year 2015.

As long-term incentive compensation for Directors, each Non-employee Director received restricted stock units commonly referred to at DeVry Group as “Full-Value Shares” with an approximate value of $100,000 directly following the 2014 Annual Meeting of Shareholders. Each Full-Value Share represents the right to receive one share of Common Stock following the satisfaction of the vesting period. The Full-Value Shares granted in November 2014 will vest 100% upon their one-year anniversary. This table discloses all director compensation provided in fiscal year 2015 to the Directors of DeVry Group (other than Mr. Hamburger who received no compensation for his service as a Director).

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Christopher B. Begley (3)	161,000	99,835	260,835
David S. Brown	70,000	99,835	169,835
Connie R. Curran (4)	95,000	0	95,000
Darren R. Huston(5)	0	0	0
Lyle Logan	75,000	99,835	174,835
Alan G. Merten(6)	83,000	99,835	182,835
Fernando Ruiz(7)	105,000	99,835	204,835
Ronald L. Taylor(8)	125,000	99,835	224,835
Lisa W. Wardell(9)	142,000	99,835	241,835
James D. White	5,834	0	5,834
(1)	Includes all retainer fees paid or deferred pursuant to the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan.

(2)	The amounts reported in the Stock Awards column represent the grant date fair value of 2,030 Full-Value Shares granted on November 6, 2014 to each of the Directors named above, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Also see “Note 4 Stock-Based Compensation” to DeVry Group’s consolidated financial statements set forth in the Form 10-K for fiscal year 2015, filed with the SEC on August 27, 2015, for the assumptions made in determining the valuations of these awards. The number of Full-Value Shares granted to each of the Directors named above was determined by dividing $100,000 by $49.18, which represents the fair market value of a share of Common Stock on the November 6, 2014 date of award, and rounding to the nearest 10 shares.

(3)	This amount includes $16,000 in cash Mr. Begley received as compensation for his services as a Director on the board of trustees of a DeVry Group institution.

(4)	This amount reflects the compensation Dr. Curran received prior to passing away on November 10, 2015.

(5)	Mr. Huston resigned from the Board of Directors on July 7, 2014 and received no compensation for his days of service as a director in fiscal year 2015.

(6)	This amount includes $8,000 in cash Dr. Merten received as compensation for his services as a Director on the board of trustees of a DeVry Group institution.

58

Director Compensation	PROXY STATEMENT

(7)	This amount includes $15,000 in cash Mr. Ruiz received as compensation for his services as a Director on the board of trustees of a DeVry Group institution.

(8)	This amount includes $55,000 in cash Mr. Taylor received as compensation for his service as a Director on the board of trustees of two of DeVry Group’s institutions.

(9)	This amount includes $52,000 in cash Ms. Wardell received as compensation for her services as Director on the board of trustees of two DeVry Group institutions. Ms. Wardell elected to defer 20% of her director fees for calendar year 2014 and 50% of her director fees in calendar year 2015 into the DeVry Education Group Inc. Nonqualified Deferred Compensation Plan.

This table discloses the aggregate number of option and Full-Value Share awards outstanding at June 30, 2015 for each of the Directors (other than Mr. Hamburger who received no Full-Value Share awards for his service as a Director). These figures represent both Full-Value Share awards as well as stock option awards made prior to August 2009 when the Board discontinued its practice of granting stock options to Directors in favor of awards of Full-Value Shares upon their election or re-election to the Board.

Name	Options Outstanding (#)	Full-Value Shares Outstanding (#)
Christopher B. Begley	0	3,337
David S. Brown	3,500	3,337
Connie R. Curran	875	0
Lyle Logan	3,500	3,337
Alan G. Merten	0	3,337
Fernando Ruiz	3,500	3,337
Ronald L. Taylor(1)	106,375	3,337
Lisa W. Wardell	3,500	3,337
James D. White	0	0
(1)	Includes options granted for his prior service as a senior executive of DeVry Group.

59

PROXY STATEMENT	Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee of the Board of Directors has reappointed PricewaterhouseCoopers LLP, as its independent registered public accounting firm for DeVry Group and its subsidiaries for fiscal year 2016. The Board of Directors recommends to the shareholders that the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group and its subsidiaries be ratified. If the shareholders do not ratify the selection of PricewaterhouseCoopers LLP, the selection of independent registered public accounting firm will be reconsidered by the Audit and Finance Committee. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions from shareholders.

APPROVAL BY SHAREHOLDERS

The ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group for fiscal year 2016 will require the affirmative vote of a majority of the shares of Common Stock of DeVry Group outstanding on the record date. Unless otherwise indicated on the proxy, the shares will be voted FOR ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group for fiscal year 2016.

Selection of Independent Registered Public Accounting Firm

The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for DeVry Group for fiscal year 2016.

AUDIT FEES

The Audit and Finance Committee appointed PricewaterhouseCoopers LLP (“PwC”) as DeVry Group’s independent registered public accounting firm for the fiscal year ended June 30, 2015. DeVry Group’s shareholders ratified the engagement at the Annual Meeting of Shareholders on November 6, 2014. In addition to engaging PwC to audit the consolidated financial statements for DeVry Group and its subsidiaries for the year and review the interim financial statements included in DeVry Group’s Quarterly Reports on Form 10-Q filed with the SEC, the Audit and Finance Committee also engaged PwC to provide various other audit and audit related services — e.g., auditing of DeVry Group’s compliance with student financial aid program regulations.

The Sarbanes-Oxley Act of 2002 prohibits an independent public accountant from providing certain non-audit services for an audit client. DeVry Group engages various other professional service providers for these non-audit services as required. Other professional advisory and consulting service providers are engaged where the required technical expertise is specialized and cannot be economically provided by colleague staffing. Such services include, from time to time, business and asset valuation studies, and services in the fields of law, human resources, information technology, employee benefits and tax structure and compliance.

60

Proposal No. 2 — Ratification of Independent Registered Public Accounting Firm	PROXY STATEMENT

The aggregate amounts included in DeVry Group’s financial statements for fiscal year 2015 and 2014 for fees billed or to be billed by PwC for audit and other professional services, respectively, were as follows:

	Fiscal 2015	Fiscal 2014
Audit Fees	$2,729,422	$2,617,622
Audit Related Fees	0	0
Tax Fees	305,311	927,856
All Other Fees	3,000	3,000
Total	$3,037,733	$3,548,478

AUDIT FEES — Includes all services performed to comply with generally accepted auditing standards in conjunction with the annual audit of DeVry Group’s financial statements and the audit of internal control over financial reporting. In addition, this category includes fees for services in connection with DeVry Group’s statutory and regulatory filings, consents and review of filings with the SEC such as the annual report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K. Also included are services rendered in connection with the required annual audits of DeVry Group’s compliance with the rules and procedures promulgated for the administration of federal and state student financial aid programs.

AUDIT RELATED FEES — Includes all assurance and related services such as due diligence related to acquisitions.

TAX FEES — Includes all services related to tax compliance, tax planning, tax advice, assistance with tax audits and responding to requests from DeVry Group’s tax department regarding technical interpretations, applicable laws and regulations, and tax accounting. DeVry Group’s Audit and Finance Committee has considered the nature of these services and concluded that these services may be provided by the independent registered public accounting firm without impairing its independence.

ALL OTHER FEES — Includes subscriptions for on-line accounting research services and fees for continuing professional education sessions.

The Audit and Finance Committee, at each of its regularly scheduled meetings, and on an interim basis as required, reviews all engagements of PwC for audit and all other services. Prior to the Audit and Finance Committee’s consideration for approval, management provides the Audit and Finance Committee with a description of the reason for and nature of the services to be provided along with an estimate of the time required and approximate cost. Following such review, each proposed service is approved, modified or denied as appropriate. A record of all such approvals is maintained in the files of the Audit and Finance Committee for future reference. All services provided by PwC during the past year were approved by the Audit and Finance Committee prior to their undertaking.

The Audit and Finance Committee has adopted a policy for approving all permitted audit, audit-related, tax and non-audit services to be provided by PwC in advance of the commencement of such services, except for those considered to be de minimis by law for non-audit services. Information regarding services performed by the independent registered public accounting firm under this de minimis exception is presented to the Audit and Finance Committee for information purposes at each of its meetings. There is no blanket pre-approval provision within this policy. For fiscal year 2015, none of the services provided by PwC were provided pursuant to the de minimis exception to the pre-approval requirements contained in the applicable rules of the SEC. Audit and Finance Committee consideration and approval generally occurs at a regularly scheduled Audit and Finance Committee meeting. For projects that require an expedited decision because they should begin prior to the next regularly scheduled meeting, requests for approval may be circulated to the Audit and Finance Committee by mail, telephonically or by other means for its consideration and approval. When deemed necessary, the Audit and Finance Committee has delegated pre-approval authority to its Chair. Any engagement of the independent registered public accounting firm under this delegation will be presented for informational purposes to the full Audit and Finance Committee at their next meeting.

61

PROXY STATEMENT	Audit and Finance Committee Report

AUDIT AND FINANCE COMMITTEE REPORT

To Our Shareholders:

The Audit and Finance Committee of DeVry Group consists of five independent Directors. The members of the Audit and Finance Committee meet the independence and financial literacy requirements of the NYSE and additional, heightened independence criteria applicable to members of the Audit and Finance Committee under SEC and NYSE rules. In fiscal year 2015, the Audit and Finance Committee held 11 meetings. The Audit and Finance Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter conforms to the SEC’s implementing regulations and to the NYSE listing standards.

Management is responsible for DeVry Group’s internal controls and the financial reporting process by which it prepares the financial statements. DeVry Group’s independent registered public accounting firm is responsible for performing an independent audit of the annual financial statements of DeVry Group and expressing an opinion on those statements. The principal duties of the Audit and Finance Committee include:

•	Monitoring DeVry Group’s financial reporting processes, including its internal control systems;

•	Selecting DeVry Group’s independent registered public accounting firm, subject to ratification by the shareholders;

•	Evaluating the independent registered public accounting firm’s independence;

•	Monitoring the scope, approach and results of the annual audits and quarterly reviews of financial statements and discussing the results of those audits and reviews with management and the independent registered public accounting firm;

•	Overseeing the effectiveness of DeVry Group’s internal audit function and overall risk management processes;

•	Discussing with management and the independent registered public accounting firm the nature and effectiveness of DeVry Group’s internal control systems; and

•	Reviewing and recommending to the Board DeVry Group’s financing policies and actions related to investment, capital structure and financing strategies.

During fiscal year 2015, at each of its regularly scheduled meetings, the Audit and Finance Committee met with the senior members of the DeVry Group’s financial management team. Additionally, the Audit and Finance Committee had separate private sessions, on a quarterly basis, with DeVry Group’s General Counsel, DeVry Group’s independent registered public accounting firm, the Vice President of Audit, Ethics and Compliance Services, DeVry Group’s Chief Financial Officer, and DeVry Group’s Vice President, Chief Accounting Officer and Treasurer.

The Audit and Finance Committee is updated periodically on management’s process to assess the adequacy of DeVry Group’s system of internal control over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of DeVry Group’s internal control over financial reporting. The Audit and Finance Committee also discusses with DeVry Group’s independent registered public accounting firm DeVry Group’s internal control assessment process, management’s assessment with respect thereto and the evaluation by DeVry Group’s independent registered public accounting firm of its system of internal control over financial reporting.

The Audit and Finance Committee evaluates the performance of DeVry Group’s independent registered public accounting firm, including the senior audit engagement team, annually and determines whether to reengage the current independent registered public accounting firm. As a threshold matter, the Committee satisfies itself that the most recent Public Company Accounting Oversight Board (“PCAOB”) inspection report pertaining to the current firm does not contain any information that would render inappropriate its continued service as DeVry Group’s independent public accountants, including consideration of the public portion of the report and discussion in general terms of the types of matters covered in the non-public portion of the report. The Audit and Finance Committee also considers the quality and efficiency of the previous services rendered by the current auditors and the auditors’ technical expertise and knowledge of DeVry Group’s global operations and industry. Based on this evaluation, the Audit and Finance Committee decided to reengage, and recommend ratification of, PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm

62

Audit and Finance Committee Report	PROXY STATEMENT

for fiscal year 2015. It reviewed with members of DeVry Group’s senior management team and PricewaterhouseCoopers LLP the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and PricewaterhouseCoopers LLP of DeVry Group’s internal controls over financial reporting and the quality of DeVry Group’s financial reporting. Although the Audit and Finance Committee has the sole authority to appoint DeVry Group’s independent registered public accounting firm, the Audit and Finance Committee recommends that the Board ask the shareholders, at their Annual Meeting, to ratify the appointment of DeVry Group’s independent registered public accounting firm. With respect to DeVry Group’s audited financial statements for fiscal year 2015, the Audit and Finance Committee has:

•	Reviewed and discussed the audited financial statements with management;

•	Met with PricewaterhouseCoopers LLP, DeVry Group’s independent registered public accounting firm, and discussed the matters required to be discussed by the PCAOB; and

•	Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP their independence.

In reliance upon the Audit and Finance Committee’s reviews and discussions with both management and PricewaterhouseCoopers LLP, management’s representations and the report of PricewaterhouseCoopers LLP on DeVry Group’s audited financial statements, the Audit and Finance Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2015 be included in DeVry Group’s Annual Report on Form 10-K to be filed with the SEC.

In addition, the Audit and Finance Committee has re-appointed, subject to shareholder ratification, PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2016.

This Audit and Finance Committee Report is not to be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that DeVry Group specifically incorporates this Report by reference, and is not otherwise to be deemed filed under such Acts.

Lisa W. Wardell, Chair

David S. Brown

Lyle Logan

Fernando Ruiz

James D. White

63

PROXY STATEMENT	Proposal No. 3 — Say-on-Pay

PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are required to submit to shareholders a resolution subject to an advisory vote to approve the compensation of our NEOs. The current frequency of the advisory vote on executive compensation is annually, with the vote for the current year being taken pursuant to this Proposal No. 3. The next such vote will occur at DeVry Group’s 2016 Annual Meeting of Shareholders.

The Board of Directors encourages shareholders to carefully review the “Executive Compensation” section of this Proxy Statement beginning on page 18 and the “Compensation Discussion and Analysis” beginning on page 18 for a thorough discussion of our compensation program for NEOs. The overall goals of our compensation program are to serve the essential purposes of the organization, which are to empower students to achieve their educational and career goals, and to maximize the long-term return to our stakeholders. We designed our program to:

•	Align NEO compensation with academic, student outcome and financial objectives;

•	Attract, motivate and retain high-quality executives; and

•	Reward organizational and individual performance.

The key elements of our executive compensation program are:

•	Annual base salary;

•	Annual cash incentive; and

•	Long-term incentive.

DeVry Group aims to provide total cash compensation to each NEO that is market-competitive, combining a stable base salary element with two at-risk elements (annual cash incentive awards and long-term incentive awards) available to be earned based upon individual and organizational performance. We believe this approach helps reinforce a culture of performance by recognizing individual potential and rewarding results. As part of our compensation philosophy, we believe we should pay our NEOs total compensation that is competitive with other alternatives available to them in the marketplace and that a significant portion of each NEO’s total compensation should be variable — with both upside potential and downside risk — depending upon the performance of DeVry Group and of the individual. In addition, we believe we should maintain a clear, straightforward and transparent approach to our executive compensation program.

Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting of Shareholders:

RESOLVED, that the compensation paid to DeVry Group’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

64

Proposal No. 3 — Say-on-Pay	PROXY STATEMENT

APPROVAL BY SHAREHOLDERS

The approval of the compensation of DeVry Group’s NEOs will require the affirmative vote of a majority of the shares of Common Stock of DeVry Group outstanding on the record date. As this is an advisory vote, the result will not be binding on DeVry Group, the Board of Directors or the Compensation Committee, although the Board of Directors and the Compensation Committee will carefully consider the outcome of the vote when evaluating our compensation program. Unless otherwise indicated on the proxy, the shares will be voted FOR the approval of the compensation of DeVry Group’s NEOs.

Advisory Vote on Executive Compensation
The Board of Directors recommends a vote FOR Proposal No. 3, approval of the compensation of DeVry Group’s named executive officers.

65

PROXY STATEMENT	Additional Information

ADDITIONAL INFORMATION

PROXY SOLICITATION

Officers and other employees of DeVry Group may solicit proxies by mail, personal interview, telephone, facsimile, electronic means, or via the Internet. None of these individuals will receive special compensation for soliciting votes, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. DeVry Group also has made arrangements with brokerage firms, banks, record holders, and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares they hold on your behalf. DeVry Group will reimburse these intermediaries for reasonable out-of-pocket expenses. We have hired Alliance Advisors, to help us distribute and solicit proxies. DeVry Group will pay them $12,000 plus expenses for these services. DeVry Group will pay the cost of all proxy solicitation.

2016 ANNUAL MEETING OF SHAREHOLDERS INFORMATION

Shareholder Proposals — 2016 Annual Meeting

Shareholder proposals intended to be presented at the 2016 Annual Meeting of Shareholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934 must be received by DeVry Group no later than June 10, 2016, to be eligible for inclusion in the Proxy Statement and form of proxy for the meeting. Any such proposal also must meet the other requirements of the rules of the SEC relating to shareholder proposals. Also, under DeVry Group’s By-Laws, other proposals and director nominations by shareholders that are not included in the Proxy Statement will be considered timely and may be eligible for presentation at that meeting only if they are received by DeVry Group in the form of a written notice, directed to the attention of DeVry Group’s Secretary, not later than August 7, 2016. The notice must contain the information required by the By-Laws.

Director Nominating Process and Factors Considered

The Nominating & Governance Committee is responsible for making recommendations of nominees for Directors to the Board. The Committee’s goal is to put before the shareholders candidates who, with the incumbent Directors, will constitute a board that has the characteristics necessary to provide effective oversight for the growing, complex, global educational operations of DeVry Group and reflects the broad spectrum of students that DeVry Group serves. The Committee seeks a diversity of thought, background, experience and other characteristics in its candidates. To this end, DeVry Group’s Governance Principles provide that nominees are to be selected on the basis of, among other things, knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest and such other relevant factors that the Committee considers appropriate in the context of the interests of DeVry Group, its Board and its shareholders. When considering nominees, the Committee seeks to ensure that the Board as a whole possesses, and individual members possess at least two of, the following characteristics or expertise:

•	Academic leadership;

•	Accounting and finance expertise;

•	Business judgment;

•	Management experience;

•	Industry knowledge;

•	Accreditation and other specialized knowledge of higher education;

•	Public policy experience, particularly in higher education;

•	Leadership;

•	Strategic vision; and

•	Regulatory experience.

66

Additional Information	PROXY STATEMENT

The Committee has implemented this policy by evaluating each prospective Director nominee as well as each incumbent Director on the criteria described above, and in the context of the composition of the full Board, to determine whether she or he should be nominated to stand for election or re-election. In screening Director nominees, the Committee also reviews potential conflicts of interest, including interlocking directorships and substantial business, civic, and social relationships with other members of the Board that could impair the prospective nominee’s ability to act independently.

The Committee will not only consider nominees that it identifies, but will consider nominees submitted by shareholders in accordance with the process for shareholder nominations identified in the By-Laws. Under this process, all shareholder nominees must be submitted in writing to the Secretary of DeVry Education Group Inc., 3005 Highland Parkway, Downers Grove, IL 60515-5799, not less than 90 days prior to the anniversary of the immediately preceding Annual Meeting of Shareholders. Such shareholder’s notice shall be signed by the shareholder of record who intends to make the nomination (or his duly authorized proxy) and shall also include, among other things, the following information:

•	the name and address, as they appear on DeVry Group’s books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination is made;

•	the number of shares of DeVry Group’s Common Stock which are beneficially owned by such shareholder or beneficial owner or owners;

•	a representation that such shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination;

•	the name and residence address of the person or persons to be nominated;

•	a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder;

•	such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for elections of Directors, or would otherwise be required to be disclosed, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and

•	the written consent of each nominee to be named in a proxy statement and to serve as a Director if so elected.

In addition to candidates submitted through this By-Law process for shareholder nominations, shareholders may also recommend candidates by following the procedures set forth below under the caption “Communications with Directors.”

In identifying potential nominees and determining which nominees to recommend to the Board, the Nominating & Governance Committee has retained the advisory services of Russell Reynolds Associates. In connection with each vacancy, the Nominating & Governance Committee develops a specific set of ideal characteristics for the vacant Director position. The Nominating & Governance Committee looks at nominees it identifies and any identified by shareholders on an equal basis using these characteristics and the general criteria identified above.

67

PROXY STATEMENT	Voting Instructions and Information

VOTING INSTRUCTIONS AND INFORMATION

VOTING INSTRUCTIONS

You may vote common shares that you owned as of September 24, 2015, which is the record date for the meeting. You may vote the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
In the United States or Canada, you can vote your shares by calling 1-800-690-6903	You can vote your shares online at www.proxyvote.com	You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	Attend our Annual Meeting in Downers Grove, Illinois and cast your vote in person.

For telephone and internet voting, you will need the 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Time on Wednesday, November 4, 2015.

Record Date

You may vote all common shares that you owned as of the close of business on September 24, 2015, which is the record date for the meeting. On the record date, we had 63,583,669 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

Ownership of Shares

You may own common shares in one or more of the following ways:

•	Directly in your name as the shareholder of record, including shares purchased through our Employee Stock Purchase Plan or restricted stock unit awards issued to employees under our long-term incentive plans

•	Indirectly through a broker, bank or other intermediary in “street name”

•	Indirectly through the DeVry Group Stock Fund of our Success Sharing Retirement Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials.

VOTING INFORMATION

Effect of Not Casting Your Vote

If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. The only “routine” item on this year’s Annual Meeting agenda is Item 2 (Ratification of appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2016).

If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, please complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any items with the exception that your broker may vote in its discretion on Item 2. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the items of business at the Annual Meeting, which will have the effect of a vote against the proposal.

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Voting Instructions and Information	PROXY STATEMENT

If you are a registered shareholder, if you return your proxy to us by any of these means outlined above under the heading “Voting instructions” without choices for each proposal, the proxy committee appointed by DeVry Group’s Board will vote your shares on the unmarked proposals in the same proportion as shares for which instructions have been received. Abstentions, directions to withhold authority and broker non-votes (where a named entity holds shares for a beneficial owner who has not provided voting instructions) will be considered present at the Annual Meeting for purposes of a quorum but will otherwise have the effect of a “no” vote.

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy. For the 2015 Annual Meeting, to elect directors and adopt the other proposals, the following votes are required under our governing documents and Delaware corporate law:

ITEM	VOTE REQUIRED	EFFECT OF ABSTENTION	EFFECT OF BROKER NON- VOTE*
Election of directors	Approval of the majority of shares outstanding	Treated as vote against	Treated as vote against
Ratification of appointment of independent registered public accounting firm	Approval of the majority of shares outstanding	Treated as vote against	Treated as vote against
Advisory vote to approve compensation of named executive officers**	Approval of the majority of shares outstanding	Treated as vote against	Treated as vote against

*	A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under Effect of Not Casting Your Vote, your broker may vote in its discretion only on Item 2, Ratification of appointment of PricewaterhouseCoopers LLP as DeVry Group’s independent registered public accounting firm for fiscal year 2016.

**	Advisory/Non-binding. In accordance with DeVry Group’s Restated Certificate of Incorporation, to be approved, a majority of the shares outstanding must be voted “for.” Notwithstanding the foregoing, DeVry Group will take into account the weight of investor support for the compensation for its NEOs based on the percentage of shares that are present in person or represented by proxy at the meeting and entitled to vote on the stockholder proposal that have voted “for” the proposal. In evaluating the weight of investor support, abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote’s outcome.

AVAILABILITY OF FORM 10-K

A copy of DeVry Group’s 2015 Annual Report on Form 10-K (including the financial statements and financial statement schedules), as filed with the SEC, may be obtained without charge upon written request to the office of the Secretary of DeVry Group at DeVry Education Group Inc., 3005 Highland Parkway, Downers Grove, IL 60515-5799. A copy of DeVry Group’s Form 10-K and other periodic filings also may be obtained on DeVry Group’s website at www.devryeducationgroup.com and from the SEC’s EDGAR database at www.sec.gov.

OTHER BUSINESS

The Board of Directors is aware of no other matter that will be presented for action at this meeting. If any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the proxy committee will vote and act according to their best judgment.

By Order of the Board of Directors

Gregory S. Davis
Senior Vice President, Secretary and General Counsel

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APPENDIX A – SUMMARY OF SPECIAL ITEMS EXCLUDED FOR PERFORMANCE ASSESSMENT

The Compensation Committee has the discretion to adjust the financial inputs used in calculating the target award percentages for the Management Incentive Plan and Return on Invested Capital. The Compensation Committee evaluates potential adjustments using the following framework:

1.	Align treatment with shareholders’ view of results;
2.	Encourage management to make the best long-term decisions for DeVry Group’s stakeholders; and
3.	Remain generally consistent with past practice.

ROIC, which is used as a performance threshold for Performance Shares granted in fiscal years 2013, 2014 and 2015 and is expressed as a percentage, is calculated as Net Income divided by the summation of all Long-term Debt and Shareholders’ Equity.

RECONCILIATION OF FISCAL YEAR 2015 ADJUSTED REVENUE AND NET INCOME FOR PERFORMANCE ASSESSMENTS TO REPORTED REVENUE AND NET INCOME

For fiscal year 2015, DeVry Group’s calculation of Revenue which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of MIP payouts and ROIC, were adjusted from reported Revenue and Net Income for the following special items:

•	Exclusion of the operating results of DeVry Group’s Advanced Academics Inc. reporting unit as discontinued operations;
•	Exclusion of restructuring expenses related to workforce reductions and real estate consolidations to align its cost structure with enrollments at DeVry University, Carrington College, Chamberlain College of Nursing and DeVry Group home office;
•	Exclusion of the impairment of Becker Europe intangible assets; and
•	Exclusion of the results of DeVry Brasil institutions acquired in the second half of fiscal year 2015 (for MIP payout only).

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands):

Total Revenue, as reported	$1,909,943
Revenue from DeVry Brasil institutions acquired in second half of fiscal year 2015	$(21,403)
Total Revenue, as adjusted for determination of MIP	$1,888,540
Net Income, as reported	$139,899
Discontinued Operations (net of tax)	$(5,576)
Restructuring Charges (net of tax)	$26,325
Asset impairment charge (net of tax)	$1,780
Net Income, as adjusted for determination of ROIC	$162,428
Net Income from DeVry Brasil institutions acquired in second half of fiscal year 2015	$(1,004)
Net Income, as adjusted for determination of MIP Payout	$161,424
Long-term Debt and Shareholder’s Equity, as reported	$1,584,810
ROIC	10.2%

RECONCILIATIONS OF FISCAL YEAR 2014 AND 2013 ADJUSTED NET INCOME AND DILUTED EPS FOR PERFORMANCE ASSESSMENTS TO REPORTED NET INCOME AND DILUTED EPS

For fiscal year 2014, DeVry Group’s calculation of Diluted Earnings Per Share (EPS), which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of ROIC, were adjusted from reported EPS and Net Income for the following special items:

•	Exclusion of the operating results of DeVry Group’s Advanced Academics Inc. reporting unit as discontinued operations;
•

Exclusion of restructuring expenses related to workforce reductions and real estate consolidations to align its cost structure with enrollments at DeVry University, Carrington College, Chamberlain College of Nursing and the DeVry Group; and

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•	Exclusion of the gain from the sale of a former DeVry University campus in Decatur, Georgia.

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands, except per share data):

Net Income, as reported	$134,032
Earnings per Share (diluted), as reported	$2.07
Discontinued Operations (net of tax)	$16,957
Earnings per Share (diluted)	$0.26
Restructuring Charges (net of tax)	$20,160
Effect on Earnings per Share (diluted)	$0.31
Gain on Sale of Assets (net of tax)	$(1,167)
Effect on Earnings per Share (diluted)	$(0.02)
Net Income, as adjusted	$169,982
Earnings per Share for determination of MIP Payout	$2.62
Shares used in diluted EPS calculation	64,853
Long-term Debt and Shareholder’s Equity, as reported	$1,533,393
ROIC	11.1%

For fiscal year 2013, DeVry Group’s calculation of Diluted Earnings Per Share (EPS), which is a performance metric factoring in the determination of MIP payouts, and Net Income, which is a performance metric factoring in the determination of ROIC, were adjusted from reported EPS and Net Income for the following special items:

•	Exclusion of impairment of long-lived assets and restructuring charges related to its Advanced Academics Inc. reporting unit;
•	Exclusion of restructuring expenses related to workforce reductions and real estate consolidations to align its cost structure with enrollments at DeVry University, Carrington College, Chamberlain College of Nursing and the DeVry Group; and
•	Exclusion of impairment charges related to its Carrington College reporting unit.

The following table reconciles these adjustments to the most directly comparable GAAP information (in thousands, except per share data):

Net Income, as reported	$106,786
Earnings per Share (diluted)	$1.65
Impairment of long-lived assets and restructuring charges related to Advanced Academics (net of tax)	$3,042
Earnings per Share (diluted)	$0.05
Restructuring Charges (net of tax)	$16,240
Effect on Earnings per Share (diluted)	$0.25
Impairment Charges (net of tax)	$49,448
Effect on Earnings per Share (diluted)	$0.77
Net Income, as adjusted	$175,516
Earnings per Share for determination of MIP Payout	$2.71
Shares used in diluted EPS calculation	64,611
Long-term Debt and Shareholder’s Equity, as reported	$1,397,156
ROIC	12.6%

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APPENDIX B – PERFORMANCE SHARE PERFORMANCE STANDARDS

PERFORMANCE STANDARDS FOR 2012, 2013 AND 2014 AWARDS

BSN NCLEX-RN First Time Pass Rate (Chamberlain College of Nursing)

The NCLEX-RN (National Council Licensure Examination) is an examination for the licensing of registered nurses in the United States. After graduation from a Bachelor of Science (BSN) degree program at a school of nursing, students must pass the NCLEX-RN exam in order to receive a license to practice as a registered nurse in the U.S. The NCLEX-RN first time pass rate for BSN graduates was selected as the academic measure for Chamberlain College of Nursing because it is a critical milestone in a BSN nursing student’s education. It is a pre-requisite to employment and demonstrates a standard level of competency to practice. It is objectively verifiable, and performance can be compared against other institutions, as results are published quarterly and on an annual calendar year basis by state Boards of Nursing.

Each Chamberlain College of Nursing campus has a goal to achieve a 90% first time NCLEX-RN pass rate for BSN graduates. Chamberlain College of Nursing set the target at 90% for fiscal year 2015 because such passage rate is generally higher than the national average and has been Chamberlain College of Nursing’s goal for the past three years. Chamberlain College of Nursing’s overall NCLEX-RN pass rate for BSN graduates was 89.04% in 2011; 92.32% in 2012, 83.48% in 2013 when the National Council of State Boards of Nursing increased the difficulty level of the test, and 84.6% in 2014. The national average NCLEX-RN passage rate for BSN graduates was 89.09% in 2011; 91.66% in 2012, 85.18% in 2013, again driven by the change in the test, and 84.9% in 2014. The year-to-date national average (through June 2015) NCLEX-RN passage rate average for BSN graduates is 90.89%. The national average includes mostly nursing colleges and universities that require higher entrance criteria than Chamberlain; therefore Chamberlain’s 90% NCLEX-RN first time pass rate for BSN graduates goal is a high bar. In 2014, although 5 of 10 Chamberlain College of Nursing campuses exceeded the national average, only one campus achieved the Chamberlain College of Nursing goal of 90% or above. Chamberlain College of Nursing’s trend in 2015 is an average passage rate of 84.4% through July. The 90% passage rate target is consistent with the Chamberlain College of Nursing organizational target, and the maximum of 92% passage rate is Chamberlain College of Nursing’s organizational stretch goal. As Chamberlain College of Nursing adds campuses, it will be increasingly challenging to achieve an overall average of all campuses at or above 90%, especially because newer campuses typically have fewer students, where one student failure has a significant impact on the campus average.

USMLE First Time Pass Rate (Ross University School of Medicine and American University of the Caribbean School of Medicine)

The United States Medical Licensing Examination (USMLE) is the examination for medical licensure in the United States and is sponsored by the Federation of State Medical Boards (FSMB) and the National Board of Medical Examiners (NBME). The USMLE assesses a physician’s ability to apply knowledge, concepts, and principles, and to demonstrate fundamental patient-centered skills, that are important in health and disease and that constitute the basis of safe and effective patient care. There are three Steps to the USMLE, and Step 2 is divided into a Clinical Knowledge (CK) and Clinical Skills (CS) component. Step 3 occurs after graduation from medical school. The step 1 and 2 USMLE first time pass rates were chosen as appropriate academic measures for Ross University School of Medicine and American University of the Caribbean School of Medicine for a number of reasons. They are based on an objective national test all medical students must pass in order to be licensed in the U.S. They are available for U.S. medical schools as well as international schools who have students wishing to obtain residency and licensure in the U.S. The examinations themselves are rigorously reviewed for content validity and reliability. The pass rate scores are simple to understand and are viewed throughout medical education as the most vigorous objective comparison amongst medical schools. Moreover, USMLE first time pass rates directly relate to the purpose of the DeVry Group medical schools, which is to produce physicians for the U.S. Even though many students who initially fail do pass on a subsequent attempt, passing the test on the first attempt is important to the students of these schools, as it is viewed favorably by the residency training programs to which they are applying. First time pass rates also are viewed by the U.S. accreditors and those international medical schools whose accreditors are approved by the U.S. Department of Education as an indicator of the quality of the medical school. The Department has set a standard of 75% pass rate on Step 1 as part of the eligibility criteria for Title IV funding.

The performance goals for fiscal year 2015 were set at levels deemed to be rigorous as they are: (i) at the high end of the range of the two schools’ pass rates for the previous five years, which were for Ross University School of Medicine 92% to 97% on Step 1, 79% to 88% on Step 2 CK, and 82% to 93% on Step 2 CS, and for American University of the

Caribbean 92% to 97% on Step 1, 77% to 88% on Step 2 CK, and 80% to 93% on Step 2 CS; (ii) comparable to the average pass rates of U.S. medical schools in the same five year time period, which on average were 95% for U.S. and Canadian allopathic schools for Step 1, 97% for U.S. and Canadian allopathic schools for Step 2 CK, and 97% for U.S. and Canadian allopathic schools for Step 2 CS; and (iii) significantly higher than the average pass rates for all international medical schools, which in the same five year period (2010 through 2014) averaged 75% on Step 1, 82% for Step 2 CK and 77% for Step 2 CK.

Student Retention (Carrington College)

An institution’s retention level provides an indication of how well its students are persisting toward the goal of completing their academic programs and graduating. Carrington College calculates it by dividing the sum of the total number of students who were actively attending Carrington College at the end of the year and those who graduated by the total number of students who were actively attending at some point during the year. Carrington College reports its retention rate annually to its institutional accreditor, the Accrediting Commission of Community and Junior Colleges of the Western Association of Schools and Colleges (ACCJC-WASC). Student retention was chosen as an appropriate academic measure for Carrington College because it is perceived to be one of the best measures of the success of Carrington College’s students in its programs, and a strong indicator of students’ ability to secure employment and be able to pay back their student loans. Further, Carrington College already is required to calculate and report retention rates to ACCJC-WASC, as well as to set and achieve retention goals for continuous improvement.

The retention goals for fiscal year 2015 were set at levels calculated to serve Carrington College’s secondary objective of reducing its cohort default rate by 6%. Higher student retention rates correlate directly to lower cohort default rates. The targets were deemed to be appropriately rigorous in view of Carrington College’s historical retention rates and strategic direction. Carrington College’s historical retention rates have ranged between 81% and 84% over the last five years. A further consideration was the fact that Carrington College is moving toward offering more online alternatives for its students. Since retention rates for online students tend to be lower than for students studying in a campus setting, this is likely to bring down the rate. The appropriateness of the goals was reinforced by normative considerations. While ACCJC-WASC does not prescribe minimum standards, other accreditors do. As a comparison, one of Carrington College’s previous institutional accreditors, the Accrediting Council for Independent Colleges and Schools (ACICS) sets its minimum retention standard at 60%, and its benchmark standards at 65% for certificate programs and 70% for degree programs. Carrington College’s retention goals are significantly higher than the ACICS standard.

NAVLE First Time Pass Rate (Ross University School of Veterinary Medicine)

The North American Veterinary Licensing Examination (NAVLE) is a requirement for licensure to practice veterinary medicine in all licensing jurisdictions in North America. The NAVLE consists of 360 clinically relevant multiple choice questions administered by an independent examiner, the National Board of Veterinary Medical Examiners (NBVME).

The NAVLE first time pass rate was chosen as an appropriate academic measure for a number of reasons. It relates directly to the purpose of the Ross University School of Veterinary Medicine (RUSVM) to produce practice-ready veterinarians. It is based on an objective test all veterinary students must pass in order to be licensed in the North America. The examination is rigorously reviewed for content validity and reliability. The pass rate scores are simple to understand and are viewed throughout veterinary medical education as the most vigorous objective comparison amongst veterinary schools. The American Veterinary Medical Association, RUSVM’s accreditor, maintains NAVLE graduate class pass rate as an accreditation standard indicative of the academic quality of a veterinary school.

The goals were set for fiscal year 2014 at levels appropriate to drive a continuation of RUSVM’s outstanding past performance in first time NAVLE pass rates, which ranged from 85%-90% for fiscal years 2010-2014. They were set far higher than the 80% minimum graduating class NAVLE pass rates required for RUSVM to maintain its AVMA accreditation. And they were placed right in line with the range of first time pass rates for all AVMA-Accredited veterinary schools, which was 90% to 96% from 2010 to 2014.

PERFORMANCE STANDARDS FOR 2012 AND 2013 AWARDS

Major Field Test (DeVry University)

The Major Field Test was designed by Educational Testing Services (ETS) to assess the quality of programs across the full spectrum of higher education in the U.S. ETS is a nationally renowned private non-profit organization with expertise in educational measurement. It administers the Major Field Test at over 400 colleges and universities each year. The average Major Field Test undergraduate business score was selected as the academic measure for DeVry University because it provides a consistent, reliable benchmark of the performance of DeVry University students versus students in similar programs at other colleges and universities (undergraduate business programs represent the programs of largest enrollment for DeVry University). It therefore serves as a sound indicator of the academic quality of DeVry University’s programs.

NEW PERFORMANCE STANDARDS FOR 2014 AWARD

Undergraduate Session-to-Session Persistence (DeVry University)

Persistence is a leading indicator of an institutions ability retain and graduate its students. DeVry University calculates persistence by dividing the sum of the total number of students who were actively attending DeVry University in a later session, excluding newly enrolled students, by the total number of students attending DeVry University in the immediately prior session (excluding students who graduate in the subsequent session). Student retention was chosen as an appropriate academic measure for DeVry University because it is a strong proxy for the graduation rate, which is calculated six years after the start of a student cohort and would therefore measure performance outside the performance period.

DeVry University’s historical undergraduate persistence rates have ranged between 81.9% and 82.5% over the last three fiscal years. Targets were established to drive sustained academic quality in the short term, as campus closings are expected to impact persistence rates, and improved academic quality in the longer term as projects and investments focused on improved academic quality and student outcomes are implemented as part of DeVry University’s turnaround.

DEVRY EDUCATION GROUP INC. 3005 HIGHLAND PARKWAY DOWNERS GROVE, IL 60515

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M96674-P69475	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEVRY EDUCATION GROUP INC.				For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR all of the nominees listed in Item 1. Vote on Directors
1. Election of Directors
Nominees:
01)	Christopher B. Begley	06)	Fernando Ruiz
02)	David S. Brown	07)	Ronald L. Taylor
03)	Daniel M. Hamburger	08)	Lisa W. Wardell
04)	Lyle Logan	09)	James D. White
05)	Alan G. Merten

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2. Ratification of selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.								☐	☐	☐

3. An advisory vote on the approval of compensation of our named executive officers.								☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

Please date and sign below exactly as your name(s) appear(s) hereon. Joint owners should all sign. When signing in a representative capacity (such as for an estate, trust, corporation or partnership), please indicate title or capacity.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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PROXY	DeVry Education Group Inc. Annual Meeting of Shareholders November 5, 2015 8:30 AM	PROXY

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Gregory S. Davis and Timothy J. Wiggins as proxies, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all shares of Common Stock of DeVry Education Group Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, November 5, 2015 at 8:30 a.m. Central Standard Time at DeVry Educations Group’s home office at 3005 Highland Parkway, Downers Grove, Illinois 60515 and all adjournments thereof.

The shares represented by this Proxy will be voted as specified. If no choice is specified, this Proxy will be voted “FOR ALL” in Item 1, and “FOR” Items 2 and 3.

The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED PREPAID ENVELOPE.

(Continued and to be signed on reverse side.)